UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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VAIL RESORTS, INC.
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LETTER FROM OUR CHAIRPERSON & CEO

October 30, 2025
To My Fellow Shareholders:

In the five months since I stepped back into the role of Chief Executive Officer, I have been reminded time and again of the strong foundation we have at Vail Resorts to deliver long-term growth and value for our shareholders, our guests, our employees, and our communities. We have built a sustainable business model, a unique portfolio of owned and operated world-class resorts, and an incredibly talented and passionate team, all of which position us for success.
That said, I recognize that throughout the past season—and in our guidance for next year—we have not delivered on the company’s full potential. That is why as CEO, I am committed to course-correcting and executing a multi-year strategy, with a central focus on: (1) re-establishing a strong emotional connection with our guests, including elevating our resort brands by celebrating what makes each destination unique; (2) rebuilding lift ticket visitation by enhancing how we engage future guests; and (3) leveraging our competitive advantage with data and technology to elevate our marketing and meet our guests where they are.
One example of the progress underway is the launch of Epic Friend Tickets, which celebrate the social side of skiing and snowboarding by providing season passholders with half-off lift ticket discounts for their family and friends. And thanks to the unparalleled data provided by our global portfolio of owned and operated resorts, we have enhancements planned to our hallmark innovations like My Epic App and My Epic Gear, which provide our guests with a seamless, connected experience both at our resorts and before they even arrive on mountain.
Further, our pass program remains a cornerstone of our stability and growth, which we have demonstrated by increasing pass unit sales by over 50% since the pass price reset ahead of the 2021/2022 season. The advanced commitment of our pass programs has made us a more resilient company, better positioned to continuously invest in our business while withstanding our industry’s rapid change, which is shaped by evolving guest expectations, climate variability, and shifting travel patterns.
In recent years, the company has made tremendous strides in so many areas, including an unprecedented investment in our employees, which in turn has led to strong employee engagement and record frontline employee return rates, and to large gains in our guest satisfaction scores. I am proud of that progress and look forward to the ways we can build on it in the years to come, especially as we work to grow the sport for future generations.
While these actions collectively will take time to deliver results, I am confident they will restore growth and reinforce our long-term performance. Our free cash flow generation and history of disciplined capital allocation—combined with the continued success of our resource efficiency transformation plan and ongoing investments in both our resorts and employees—ensure that we are well positioned to deliver consistent, sustainable value.
Importantly, our Board of Directors brings together deep expertise in operations, marketing, finance, and technology, providing the perspectives needed to guide Vail Resorts through our current environment. We thank John Sorte and John Redmond, who are not standing for reelection this year, for their decades of service and their many contributions to Vail Resorts as we grew into the company we are today. The Board remains committed to strong governance and stewardship, which is central to our efforts to deliver long-term value creation for all stakeholders.
I am grateful to all our shareholders for your continued trust and confidence in our company—and the incredible future that lies ahead.
Thank you,
Robert A. Katz
Chairperson & Chief Executive Officer

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 9, 2025
To our Stockholders:
The 2025 Annual Meeting of Stockholders of Vail Resorts, Inc. (the "Annual Meeting"), a Delaware corporation (the “Company”), will be held via a live virtual stockholder meeting on Tuesday, December 9, 2025 at 9:00 a.m., Mountain Time. The Annual Meeting will be held to:

1	Elect the nine directors named in the attached proxy statement to serve for a one-year term and until their successors are elected and qualified
2	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026
3	Hold an advisory vote to approve executive compensation
Such other business as may properly come before the Annual Meeting will also be voted upon at the discretion of proxy holders. These items of business are more fully described in this proxy statement accompanying this notice. You will be able to attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/MTN2025. You also will be able to vote your shares electronically at the virtual Annual Meeting.
Only holders of record of shares of our common stock at the close of business on October 14, 2025 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting or at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for ten days prior to the Annual Meeting at our principal executive offices located at 390 Interlocken Crescent, Broomfield, Colorado 80021.
Only such stockholders, their proxy holders, and our invited guests may attend the Annual Meeting. To participate in the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/MTN2025 and log in using the 16-digit control number printed in the box marked by the arrow on your proxy card. For more information concerning the Annual Meeting, including how to participate, please see “The Annual Meeting and Voting - Questions and Answers” beginning on page 85.
We elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, on or about October 30, 2025, a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners as of the close of business on the Record Date. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials.
Your vote is extremely important.
We appreciate you taking the time to vote promptly. After reading the proxy statement, please vote at your earliest convenience by telephone or Internet, or request a proxy card to complete, sign, and return by mail. Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m., Eastern Time, on Monday, December 8, 2025.

By Order of the Board of Directors, Julie A. DeCecco Executive Vice President, General Counsel and Chief Public Affairs Officer Broomfield, Colorado - October 30, 2025

Table of Contents	PROXY SUMMARY
PROXY SUMMARY

This summary contains highlights about Vail Resorts, Inc. (“we,” “us,” “Vail Resorts,” or the “Company”) and the 2025 Annual Meeting of Stockholders ("Annual Meeting"). This summary does not contain all of the information that you should consider in advance of the Annual Meeting, and we encourage you to read the entire proxy statement and our 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on September 29, 2025 (the “Annual Report”) carefully before voting. Page references are provided to help you find further information in this proxy statement. For information concerning the Annual Meeting and voting on the proposals discussed in more detail in this proxy statement, please see “The Annual Meeting and Voting – Questions and Answers” beginning on page 85. Information on websites provided in this proxy statement are furnished and not filed with the SEC.
Meeting Information

DATE & TIME	December 9, 2025, 9:00 a.m. Mountain Time
WEBSITE	www.virtualshareholdermeeting.com/MTN2025
RECORD DATE	October 14, 2025
VOTING	Stockholders at the close of business on the record date may vote at the 2025 Annual Meeting of Stockholders. Each share is entitled to one vote on each matter to be voted upon.
Voting Matters and Board Recommendation
The following table summarizes the proposals to be considered at the Annual Meeting and the Board’s voting recommendation with respect to each proposal.

Management Proposals		Board Vote Recommendation	Page Reference

1	Election of the nine directors named in this proxy statement, each for a one-year term expiring in 2026	FOR EACH NOMINEE	11
2	Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2026	FOR	81
3	Advisory vote to approve executive compensation	FOR	83
Election of Directors (Proposal No. 1)
We are asking stockholders to elect each of our nominees for the Board of Directors ("Board") named in this proxy statement. Our nominees are: Reginald Chambers, Susan L. Decker, Robert A. Katz, Iris Knobloch, Nadia N. Rawlinson, Michele Romanow, Hilary Schneider, D. Bruce Sewell, and Peter A. Vaughn. If elected, each director nominee will serve as a director for a one-year term that expires at the 2026 Annual Meeting of Stockholders.
Ratification of PricewaterhouseCoopers LLP as Independent Auditor (Proposal No. 2)
We are asking stockholders to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal 2026. The Audit Committee has selected, and the Board has ratified the selection of, PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for fiscal 2026. Set forth below is information about its fees in fiscal 2025 and fiscal 2024.

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PROXY SUMMARY	Table of Contents

Type of fees(1)	2025 ($)	2024 ($)

Audit fees	4,109,000	4,208,000
Tax fees	—	—
Other fees	2,000	19,000
Total	4,111,000	4,227,000
(1)Details about the nature of the services provided in each category are included on page 81.
Advisory Vote to Approve Executive Compensation (Proposal No. 3)
We are asking stockholders to cast an advisory, non-binding vote to approve compensation awarded to our named executive officers. The primary objective of our executive compensation program is to emphasize pay-for-performance by incentivizing our executive officers and senior management to drive superior results and generate stockholder value. Additional information regarding our executive compensation may be found elsewhere in this proxy statement, including in the Compensation Discussion & Analysis section beginning on page 37.

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Table of Contents	PROXY SUMMARY
Who We Are
Vail Resorts is a network of the best destination and close-to-home ski resorts in the world including Vail Mountain, Breckenridge, Park City Mountain, Whistler Blackcomb, Stowe, and 32 additional resorts across North America; Andermatt-Sedrun and Crans-Montana Mountain Resort in Switzerland; and Perisher, Hotham, and Falls Creek in Australia. We are passionate about providing an Experience of a Lifetime to our team members and guests, and our EpicPromise is to reach a zero net operating footprint by 2030, support our employees and communities, and broaden engagement in our sport. Our company owns and/or manages a collection of elegant hotels under the RockResorts brand, a portfolio of vacation rentals, condominiums and branded hotels located in close proximity to our mountain destinations, as well as the Grand Teton Lodge Company in Jackson Hole, Wyoming. Vail Resorts Retail operates more than 250 retail and rental locations across North America.

What We Believe Everything we do needs to be aligned with our five stakeholders: àOur Guests àOur Employees àOur Community àOur Environment àOur Shareholders

Our Mission: EXPERIENCE OF A LIFETIME
At Vail Resorts, our mission is simple – to provide an Experience of a Lifetime. We do this by creating an Experience of a Lifetime for our employees, so they can, in turn, provide an Experience of a Lifetime for our guests.

Our Core Values
As Vail Resorts employees, we hold ourselves accountable for living these foundational values every day in everything we do:

SERVE OTHERS	Lead with service to create Experiences of a Lifetime for one another and our guests.
DO GOOD	Preserve our natural environments and contribute to the success of our local communities.
HAVE FUN	Fun is our product – create fun, enjoy your work, and share the contagious spirit.
BE SAFE	Be committed to the safety and wellness of our employees and guests.
DO RIGHT	Act with integrity – always do the right thing, knowing it leads to the right outcome.
BE INCLUSIVE	Welcome everyone to our company, resorts and communities – include all races, gender identities, sexual orientations, abilities, and the many qualities that make each of us unique.
DRIVE VALUE	Fuel business growth and guest loyalty through guest experience and continued innovation.

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PROXY SUMMARY	Table of Contents
Governance Highlights (see page 23)
We believe good governance is integral to achieving long-term stockholder value. We are committed to governance policies and practices that serve the interests of the Company and its stockholders. The Board monitors developments in governance best practices to assure that it continues to meet its commitment to thoughtful and independent representation of stockholder interests.
Highlights of our corporate governance include:

DIRECTOR ELECTIONS	We hold an annual election of all directors for one-year terms. We also have a majority voting standard and a director resignation policy in uncontested director elections.

STOCKHOLDER ENGAGEMENT	We value ongoing, transparent communication with our stockholders and believe that regular and proactive engagement is essential to understanding their perspectives and addressing their concerns. In fiscal 2025, the Company engaged directly with stockholders representing over 80% of our outstanding shares through a combination of one-on-one meetings, group discussions, and investor events. These interactions provided valuable insights into our strategic priorities, operational performance, and leadership transition.

In addition to direct engagement, we consistently host annual investor events and issue press releases throughout the year to provide real-time updates on season-to-date performance and strategic execution. We also maintain detailed public disclosures on our governance practices, executive compensation, and sustainability initiatives, along with frequent updates on our investor relations website to ensure that stockholders have access to timely and relevant information.

CORPORATE GOVERNANCE POLICIES
The Company has adopted meaningful policies, including stock ownership guidelines for non-employee directors and executive officers to help align their interests with those of our stockholders, an anti-hedging policy for all directors and executive officers, and a clawback policy applicable to executive officers for both cash and equity-based incentive awards.

DIRECTOR INDEPENDENCE	All of our director nominees are independent except for Mr. Katz, and all of our Audit, Compensation, and Nominating & Governance Committee members are independent. Executive sessions of independent directors are held at regularly scheduled Board meetings, which are led by our Lead Independent Director.

MAJORITY VOTING POLICY	Except in contested elections, directors serving on our Board must receive more "for" votes than "against" votes every year in order to be elected or reelected. This enables our stockholders to meaningfully impact our Board's composition, hold Board members accountable, and continuously incentivize Board members to prioritize and align with stockholders' interests.

BOARD AND BOARD COMMITTEE EVALUATIONS	Our Board reviews its performance and the performance of its committees on an annual basis. The objective of this review is to increase the effectiveness of the Board through the consideration of, among other things, Board composition and improved or alternative Board structures, organization, and processes.

Additional details on the Company's governance are available at https://investors.vailresorts.com/corporate-governance and on page 23 of this proxy statement.

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Table of Contents	PROXY SUMMARY
Director Nominees (see page 11)
The following table provides summary information about each director nominee. Each director stands for election annually. Detailed information about each director nominee’s background, skill set, and areas of experience can be found beginning on page 11.

Committee Memberships
Director Nominee	Primary Occupation and Experience	Independent	Audit(1)	Comp	N&G(2)	Exec(3)

Reginald Chambers	Executive Vice President, Business Operations, Teachers Insurance and Annuity Association of America	Yes	Chair F

Susan L. Decker	CEO and Co-Founder of Raftr and Principal of Deck3 Ventures LLC	Yes		■

Robert A. Katz	Chairperson of the Board and CEO, Vail Resorts, Inc.	No				■

Iris Knobloch	President, Cannes Film Festival	Yes		■

Nadia N. Rawlinson	Co-Owner and Operating Chairman, WNBA Chicago Sky	Yes		Chair

Michele Romanow	Partner, Athena North, and Co-Founder and Executive Chairman, Clearco	Yes		■

Hilary Schneider	Former Chief Executive Officer and Chair of the Board of Directors, Shutterfly, LLC	Yes		■

D. Bruce Sewell♦	Former Senior Vice President, General Counsel and Secretary, Apple Inc.	Yes	F		■	■

Peter A. Vaughn	Founding and Managing Director, Vaughn Advisory Group, LLC	Yes	■		Chair

Fiscal 2025 Meetings:			4	4	5	0

Audit – Audit Committee	Comp – Compensation Committee	N&G – Nominating & Governance Committee	Exec – Executive Committee	F – Audit Committee Financial Expert	♦ – Lead Independent Director
(1)    Messrs. Redmond and Sorte will serve on the Audit Committee until their current terms of service end at the Annual Meeting.
(2)    Mr. Sorte will serve on the Nominating & Governance Committee until his current term of service ends at the Annual Meeting, at which time, the Board will appoint at least one additional member to the committee in compliance with the Nominating & Governance Committee Charter.
(3)    Mr. Sorte will serve on the Executive Committee until his current term of service ends at the Annual Meeting.
The Board held eight meetings during fiscal 2025. Each of our then-serving directors attended at least 75% of the meetings held by the Board and Board committees on which he or she served during the fiscal year.

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PROXY SUMMARY	Table of Contents
Board Composition
Our nine director nominees have an effective mix of skills, experience, background, and perspective.

GLOBAL LEADERSHIP (9/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	INNOVATION & TECHNOLOGY (7/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	TRAVEL & LEISURE (5/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■

FINANCIAL EXPERTISE (5/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	INTERNATIONAL (8/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■	SALES & MARKETING (5/9 nominees) ■ ■ ■ ■ ■ ■ ■ ■ ■

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Table of Contents	PROXY SUMMARY
Leadership Transition (see page 37)
Effective May 22, 2025, the Board appointed Robert A. Katz as Chairperson of the Board and Chief Executive Officer ("CEO") of the Company. For over three decades, Mr. Katz has played a critical role in the development of the Company's operations and long-term strategy. He brings over 16 years' experience as CEO of Vail Resorts where he has driven innovation, executed consistent performance, and reinvigorated the Company during times of industry stagnation and challenging macro environments. In connection with Mr. Katz’s appointment, the Company also announced the departure of Kirsten A. Lynch from her role as CEO and as a director on the Board. Ms. Lynch’s departure was a termination without cause as defined in her employment agreement with the Company dated November 1, 2021.
Further details regarding Mr. Katz's and Ms. Lynch's compensation are provided in the Compensation Discussion and Analysis section on page 37 of this proxy statement.
Executive Compensation Highlights (see page 37)
A significant portion of our fiscal 2025 total target direct executive compensation awarded by the Compensation Committee was variable based on our operating performance and/or stock price, as shown below:

CEO FISCAL 2025 TOTAL TARGET DIRECT COMPENSATION(1)	OTHER NEO FISCAL 2025 TOTAL TARGET DIRECT COMPENSATION(2)
(1)Reflects fiscal 2025 total target direct compensation approved by the Compensation Committee for the Company's former CEO, Kirsten A. Lynch. Effective May 22, 2025, the Board appointed Robert A. Katz to succeed Ms. Lynch as CEO. Ms. Lynch’s departure was a termination without cause as defined in her employment agreement with the Company dated November 1, 2021. Additional details regarding the CEO transition and each of Mr. Katz's and Ms. Lynch's compensation are provided in this section below and in the Compensation Discussion and Analysis section on page 37 of this proxy statement.
(2)Reflects fiscal 2025 total target direct NEO compensation approved by the Compensation Committee except for (i) supplemental equity award associated with promotions or new appointments, including the fiscal 2025 supplemental equity award to Mr. Katz, described further below; and (ii) Ms. Lynch’s fiscal 2025 total target direct compensation, as described above.
Current and Former CEO Compensation
In association with Mr. Katz's appointment as CEO, the Compensation Committee approved a supplemental equity award with a total grant date value of $1,686,831 as further described on page 46 of the Compensation Discussion and Analysis section of this proxy statement. The supplemental equity grant was composed of 50% restricted share units ("RSUs") and 50% share appreciation rights with an exercise price that was 10% greater than the closing price of our common stock on the grant date ("Premium SARs"), which vest in three equal installments beginning on the first anniversary of the grant date. Apart from this supplemental equity award, Mr. Katz’s compensation for the remainder of fiscal 2025 following his appointment as CEO otherwise remained consistent with his compensation as Executive Chairperson. Mr. Katz was not eligible to participate in the Company’s fiscal 2025 Management Incentive Plan ("MIP") as Executive Chairperson and did not participate as CEO in fiscal 2025. With the announcement of Mr. Katz's appointment, the Board stated that the terms of Mr. Katz's compensation as CEO for fiscal 2026 would be determined as part of the Company's regular executive compensation cycle in late September 2025.
In September 2025, the Compensation Committee determined and approved Mr. Katz's fiscal 2026 compensation as CEO and entered into an employment agreement, as further described in the Subsequent Material Compensation Arrangements section on page 53 of this proxy statement. Mr. Katz's compensation includes an initial base salary of $1,000,000; an annual incentive

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PROXY SUMMARY	Table of Contents
target cash bonus equal to 100% of his base salary; and a target annual long-term incentive equity grant in the amount of approximately $3,000,000, composed of 50% RSUs and 50% Premium SARs. Mr. Katz will receive other benefits and perquisites on the same terms afforded to senior executives generally, including customary health, disability and insurance benefits, and participation in the Company’s Executive Perquisite Fund Program.
With regard to Ms. Lynch, the Company entered into a severance agreement with Ms. Lynch, in accordance with the severance benefits and post-termination obligations in her employment agreement dated November 1, 2021. Ms. Lynch's severance benefits under the severance agreement included (i) a prorated portion of her fiscal 2025 MIP award ($862,158); (ii) the equivalent of two years of her annualized base salary in a one-time lump-sum payment ($2,249,108); and (iii) full vesting for all of her unvested equity awards (with a then-current value of $4,087,826). The terms of Ms. Lynch's severance agreement are further described in the Potential Payments Upon Termination or Change in Control section on page 65 of this proxy statement.
In addition to her severance agreement, the Company entered into a short-term strategic advisory agreement with Ms. Lynch, which is summarized in the Potential Payments Upon Termination or Change in Control section on page 65 of this proxy statement. Pursuant to the strategic advisory agreement, Ms. Lynch served as a strategic advisor to the Company from May 22, 2025 through September 26, 2025, which provided for a smooth transition of the CEO role during the final two months of the Company’s fiscal 2025 and through the filing of the Company’s Annual Report on Form 10-K for fiscal 2025 in September 2025. Under the strategic advisory agreement, Ms. Lynch received (i) her base salary through September 26, 2025 at the same annual rate that was in effect as of May 22, 2025; (ii) a prorated portion of her fiscal 2025 MIP award for the period between May 22, 2025 and the end of the 2025 fiscal year, subject to completion of her strategic advisor role on September 26, 2025; and (iii) one year’s COBRA premiums, payable in a lump sum.
Executive Compensation Program Pay Practices
In addition, for fiscal 2025, we engaged in (or refrained from) certain pay practices with respect to our named executive officer compensation program that we believe align with market best practices:

What We Do		What We Don't Do

✓	Annual Advisory Vote to Approve Executive Compensation	✗	No Excessive Perquisites
✓	Significant Portion of Executive Compensation Tied to Performance	✗	No Tax Gross-Ups on Perquisites, Except for Standard Relocation Benefits
✓	Significant Portion of Executive Compensation Delivered in the Form of Long-Term Equity-Based Incentives	✗	No Excise Tax Gross-Ups
✓	Market Alignment of Compensation but with Greater Emphasis on At-Risk Compensation	✗	No Automatic Salary Increases or Guaranteed Bonuses
✓	Independent Compensation Consultant	✗	No "Single Trigger" Automatic Payments, Benefits, or Equity Vesting Upon a Change in Control
✓	Stock Ownership Guidelines	✗	No Hedging or Pledging
✓	Use of Tally Sheets	✗	No Equity Repricing
✓	Annual Risk Assessment	✗	No Pension Plans or SERPs

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Table of Contents	PROXY SUMMARY
Environmental & Social Responsibility Highlights
As a Company rooted in the great outdoors, we recognize our immense responsibility to protect the incredible natural landscapes and support the passionate communities where we live, work, and play—while also investing in our employees and growing the sport. We know that it is not just our business that depends on these efforts, but also the long-term vitality of the mountains, and the future of skiing and snowboarding. Through our corporate environmental and social responsibility program, we focus on climate change mitigation and adaptation, resource conservation, building stronger local communities through contributions to local non-profit organizations, and making snowsports more accessible and inclusive. Our environmental and social responsibility program is comprised of four pillars that guide our actions.
The Pillars of Our Environmental and Social Responsibility Program

SUSTAINABILITY

The environment is our business, and we maintain our pledge to protect it. Commitment to Zero, our bold goal to reach a zero net operating footprint by 2030, includes: zero net emissions, zero waste to landfill, and zero net operating impact on forests and habitat. We are on track to achieve this goal.

COMMUNITY SUPPORT

EMPLOYEE FOUNDATION

Our mission starts with creating the *Experience of a Lifetime* for our employees, and our EpicPromise is to provide opportunities to pursue educational dreams and assist team members during personal hardships. The EpicPromise Employee Foundation is an industry-leading effort to support our world-class team and their families.

ACCESS TO SNOWSPORTS

We live our value, *Be Inclusive*, in our daily operations and our stewardship of the sport. It is critical to welcome the next generation of skiers and riders to snowsports.

Our sustainability activities are overseen by the Company's Nominating & Governance Committee of the Board. Since 2018, we have issued annual progress reports, which are available at https://www.vailresorts.com/responsibility/overview/. These reports demonstrate advancement against our goals and deliver updates across each of our four pillars. Described below are highlights of our continued progress and commitment.
Environmental
Our Commitment to Zero is our goal to achieve a zero net operating footprint by 2030. This commitment includes (i) achieving zero net emissions by finding operational energy efficiencies, investing in renewable energy, and investing in other emissions reduction projects; (ii) zero waste to landfill; and (iii) zero net operating impact to forests and habitat by restoring an acre of forest for every acre permanently displaced by our operations. Our commitment to sustainability is deeply integrated into our business strategy and operations. We have set interim targets to ensure we stay on track to meet our 2030 goal.
Our renewable procurement strategy includes continued investments in large-scale renewable electricity projects, as well as direct development of local renewable projects on the grids where we operate, when reasonably feasible. Plum Creek, an 82-turbine wind farm enabled by Vail Resorts in 2020, remains the Company's largest renewable project to date. Elektron Solar, the project we helped enable in Utah, began operations in May 2024.
We continue to invest in operational improvements to reduce landfill waste at resorts and drive education and positive engagement with guests, employees, and communities regarding the Company’s recycling, composting, and other waste reduction programs.
We are committed to restoring an acre of forest for every acre permanently impacted by new and expanded operations. We partner with the National Forest Foundation to plant trees in areas that were previously impacted by wildfire or in need of native habitat restoration and forest resilience to address 100% of the forest acres impacted by our operation in the previous calendar year.

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PROXY SUMMARY	Table of Contents
Social Responsibility
Our mission at Vail Resorts is to create an Experience of a Lifetime for our employees, so they, in turn, can create an Experience of a Lifetime for our guests. We take to heart and are committed to our responsibility to support the people who live, work, and play in the communities we serve. We also hold ourselves accountable as Vail Resorts team members to living our values: Serve Others, Do Good, Have Fun, Be Safe, Do Right, Be Inclusive, and Drive Value, every day and in everything we do. These values drive our daily operations and our long-term vision, and continually enrich the local communities in which we operate.
We are proud of our industry-leading partnerships with local governments, nonprofits, businesses, and leaders in the communities where we operate. Annually, Vail Resorts contributes over $28 million in product, services, and cash grants to nonprofits to sustain or implement new programs that increase access to snowsports; expand affordable housing, childcare, preschool education, and food security; and enhance environmental stewardship. Our highly collaborative and locally specific approach to community engagement helps our employees and local working families thrive.
In addition, we support our employees and their families via grants for emergency relief and scholarships through our EpicPromise Employee Foundation. Annually, the Company provides more than $1 million in grants and scholarships to help employees in times of need or to pursue educational opportunities.
Further, we honor our military heritage through our support of military communities. Vail Resorts became what it is today because two World War II veterans had a vision. In 1962, Pete Seibert of the 10th Mountain Division and Army Engineer Earl Eaton founded Vail Mountain. We celebrate their legacy today with our Epic Military Pass, which supports service members and their families in the United States, Canada, and Australia by offering a highly discounted pass that enables them to enjoy unlimited and unrestricted access to all of our mountain resorts. We also partner with organizations like Vail Veterans Program, Operation Healing Forces, Operation Second Chance, Tactical Reintegration Project, and the National Ability Center to support wounded veterans and their families, especially by helping them to get outdoors and on the mountains.
Finally, rooted in our Be Inclusive value is our belief that the future of the sport is inclusion. Shifting demographics across North America require us to be out front in building strategies to engage and welcome the next generation of skiers and snowboarders. The passion that we have for snowsports and the experience must fuel how we innovate, and we are building an accessible and inclusive community of diverse and engaged talent, which better reflects the guest base we aspire to introduce to snowsports. In addition, we invest in programming and cultivated partnerships with over 150 nonprofits that help us make the future of the sport more accessible. We started by expanding youth access in our resort communities, broadening our reach to young people in nearby metro centers, and developing programs for adults. We also partner with nonprofits to support adaptive access for individuals facing physical or mental barriers.

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Table of Contents	PROPOSAL 1
PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, nine directors will be nominated for election to the Board to serve for the next year and until their respective successors are elected and qualified. The nominees are Mses. Decker, Knobloch, Rawlinson, Romanow, and Schneider, and Messrs. Chambers, Katz, Sewell, and Vaughn. Each of the nominees is currently a director of the Company and all nominees were last elected by stockholders at the 2024 Annual Meeting of Stockholders. After many years of distinguished service, Messrs. Redmond and Sorte will not be standing for reelection to the Board at the Annual Meeting. The Company deeply appreciates their valuable contributions to the Board during their respective tenures.
The persons named as proxies in the accompanying proxy, who have been designated by the Board, intend to vote, unless otherwise instructed in such proxy, "FOR" the election of Mses. Decker, Knobloch, Rawlinson, Romanow, and Schneider, and Messrs. Chambers, Katz, Sewell, and Vaughn as directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee, if any, proposed by the Board. Each person nominated for election has agreed to serve if elected. Our Board has no reason to believe that any nominee will be unable to serve. The proxies solicited by this proxy statement may not be voted for more than nine nominees.
Information with Respect to Nominees
The Nominating & Governance Committee is committed to maintaining an independent Board that reflects a broad mix of skills, knowledge, perspective, leadership, age, and experience, which we believe enhances the effectiveness of the Board's oversight of the Company's strategy and operations. The Nominating & Governance Committee has determined that the Board will be composed of individuals who meet the highest possible personal and professional standards. Our director nominees should have broad experience in management, policymaking and/or finance, relevant industry knowledge, business creativity, and vision. They should also be committed to enhancing stockholder value and should be able to dedicate sufficient time to effectively carry out their duties.
The Nominating & Governance Committee considers the following specific characteristics in making its nominations for our Board: independence, wisdom, integrity, understanding and general acceptance of the Company’s corporate philosophy, business or professional knowledge and experience that can bear on the Company’s and the Board’s challenges and deliberations, proven record of accomplishment with excellent organizations, inquiring mind, willingness to speak one’s mind, ability to challenge and stimulate management, future orientation, willingness to commit time and energy, and international/global experience. Many factors are considered by the Nominating & Governance Committee when determining the eligibility of candidates for nomination as director. The Nominating & Governance Committee does not have a formal diversity policy; however, in connection with the annual nomination process, the Nominating & Governance Committee considers the diversity of candidates to ensure that the Board is composed of highly-qualified individuals with a broad range of experiences and backgrounds who can contribute to the Board’s overall effectiveness in carrying out its responsibilities.
The Nominating & Governance Committee believes it is important to use a broad range of practices to ensure effective board composition and refreshment, with a balance between short-, medium-, and long-tenured directors. The Nominating & Governance Committee nominates new directors from time to time so the Board reflects a broad mix of skills, knowledge, perspective, leadership, age, experience, and diversity among directors in order to ensure that the Board has the ability to perform its oversight function effectively, which we believe enhances oversight abilities of the Company's strategy and operations. The Nominating & Governance Committee does not believe there is a direct correlation between a director's age and their ability to contribute effectively to the Board. As such, after reviewing evolving views on board composition and refreshment, and considering input from shareholders, the Board removed the director retirement age from our Corporate Governance Guidelines in 2024.
At the Annual Meeting, director nominees will stand for election for one-year terms, expiring at the 2026 Annual Meeting of Stockholders. The following sets forth the name and age of each director, identifies whether the director is currently a member of the Board, lists all other positions and offices, if any, now held by him or her with the Company, and specifies his or her principal occupation during at least the last five years.

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PROPOSAL 1	Table of Contents

Director Nominee

REGINALD CHAMBERS Executive Vice President, Business Operations, Teachers Insurance and Annuity Association of America Independent Age: 49 Director Since: March 2024 Committees: Audit (Chair)
Business Experience, Other Directorships, and Qualifications
Mr. Chambers is the Executive Vice President, Business Operations, at the Teachers Insurance and Annuity Association of America ("TIAA"), a financial services organization and private provider of financial retirement services in the academic, research, medical, cultural, and governmental fields since September 2023. Mr. Chambers also served as TIAA's Chief Transformation Officer from September 2023 to November 2024. From May 2017 to September 2023, he held various senior executive roles at JPMorgan Chase & Co., a financial holding company that offers consumer and commercial banking, investment banking, financial transaction processing, and asset management solutions, including having been Head of Investor Relations for the firm and serving most recently as Chief Financial Officer and Head of Strategy for Commercial Banking. Prior to joining JPMorgan Chase, Mr. Chambers served in the Strategy and Corporate Finance practice at McKinsey & Company, a global management consulting firm, from 2013 to 2017. In 2011, Mr. Chambers was appointed by President Obama as a White House Fellow at the White House National Economic Council, a position he held until 2012. Before serving in the White House, Mr. Chambers was an investor with 3i Group plc, a multinational private equity and venture capital firm based in London, United Kingdom, from 2008 to 2011, serving as Head of North American Infrastructure; and Vice President in the Global Energy Group of the Investment Banking Division of Citigroup Inc., a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers, from 2006 to 2008. From 2001 to 2006, Mr. Chambers was a corporate lawyer first in Madrid, Spain, with Uria Menendez Abogados, S.L.P., an international Spanish law firm, from 2001 to 2002, and then with Simpson Thacher & Bartlett LLP, an international law firm headquartered in New York City, from 2002 to 2006.
Key Skills and Qualifications:
àLeadership and Finance experience—senior executive at a financial services organization and private provider of financial retirement services (TIAA); formerly held several senior executive roles at a diversified financial services company (JPMorgan Chase); former White House Fellow at the White House National Economic Council (White House); former Vice President at a diversified financial services holding company (Citigroup)
àInternational experience—formerly an international corporate law associate in Madrid, Spain, with a large Spanish law firm (Uria Menendez Abogados); formerly in the Strategy and Corporate Finance practice at a global management consulting firm (McKinsey & Co.); former private equity investor at a multinational private equity and venture capital company headquartered in London, United Kingdom (3i Group plc); former attorney at an international law firm (Simpson Thacher & Bartlett LLP)

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Table of Contents	PROPOSAL 1

Director Nominee

SUSAN L. DECKER
CEO and Co-Founder,
Raftr, and Principal of Deck3 Ventures LLC
Independent
Age: 62
Director Since:
September 2015
Committees:
Compensation
Current Public Directorships:
Berkshire Hathaway, Inc.
Chime Financial, Inc.
Costco Wholesale Corporation

Business Experience, Other Directorships, and Qualifications
Ms. Decker is CEO and co-founder of Raftr, a Community Engagement Platform, which was launched in 2021. In addition, Ms. Decker is the principal of Deck3 Ventures LLC, a privately held consulting and advisory firm, a position she has held since 2009. Ms. Decker currently serves on the boards of directors of Berkshire Hathaway Inc., Chime Financial, Inc., and Costco Wholesale Corporation, and of private corporations Automattic and Vox Media, Inc. She previously served on the board of directors of Intel Corporation, Pixar, InterPrivate II Acquisition Corp., and Momentive Inc. (formerly SurveyMonkey). During the 2009 - 2010 academic year, Ms. Decker served as Entrepreneur-in-Residence at Harvard Business School. Prior to that, from June 2000 to April 2009, she held various executive management positions at Yahoo! Inc., a global Internet brand, including President (June 2007 to April 2009), head of the Advertiser and Publisher Group (December 2006 to June 2007) and Chief Financial Officer (June 2000 to June 2007). Prior to joining Yahoo!, she spent 14 years with Donaldson, Lufkin & Jenrette, most recently as Managing Director, global equity research (1998 - 2000), and previously as an equity research analyst, covering publishing and advertising stocks from 1986 to 1998.
Key Skills and Qualifications:
àLeadership and Finance experience—former lead director of an international manufacturer of microprocessors and chipsets (Intel); current principal of corporate advisory firm (Deck3); former president and CFO of large public global technology company (Yahoo!); former entrepreneur-in-residence for leading business school (Harvard); former global director of equity research for an investment bank (DLJ)
àTechnology and International experience—director of a large, diverse multinational conglomerate (Berkshire); director of a financial technology and mobile banking company (Chime); director of a leading global retailer (Costco); former director of an international manufacturer of microprocessors and chipsets company (Intel); leadership positions at large public global technology company (Yahoo!); former director of global equity research for an investment bank (DLJ); former director of a cloud-based software as a service (SaaS) company (Momentive); CEO & co-founder of a community experience platform (Raftr)

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Director Nominee

ROBERT A. KATZ Chairperson of the Board and Chief Executive Officer, Vail Resorts Inc. Age: 58 Director Since: June 1996 Committees: Executive
Business Experience, Other Directorships, and Qualifications
Mr. Katz has served as Chairperson of the Board and the Chief Executive Officer of Vail Resorts since May 2025. Previously, Mr. Katz served as CEO of the Company beginning in February 2006, was appointed Chairperson of the Board in March 2009, and served in both roles until November 2021, at which point he was appointed Executive Chairperson. He previously served as Lead Independent Director of the Company from June 2003 until his appointment as CEO. Mr. Katz has served on the Board since 1996 and has been involved with the Company since 1991. Prior to becoming the CEO of the Company in 2006, he was with Apollo Management L.P., a private equity investment firm, since its founding in 1990. Mr. Katz is a founder and board member of the Katz Amsterdam Foundation, which works to address systemic injustice and racial and social disparities in mental health, reproductive health, and civic engagement. Mr. Katz currently serves on the Wharton Leadership Advisory Board and previously served on the board of Yeti Holdings, Inc., and numerous private, public, and non-profit boards.
Key Skills and Qualifications:
àLeadership, Industry and Marketing experience—professional association with Vail Resorts began in 1991 and has been involved with all major strategic decisions for over three decades; CEO from February 2006 to November 2021 with unique insight and information regarding the Company’s strategy, operations and business, and experience with global branding, development, and strategy, as well a unique historical perspective into the operations and vision for the Company (Vail Resorts)
àFinance experience—CEO of large public company (Vail Resorts); former senior partner at large private equity investment firm (Apollo)

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Table of Contents	PROPOSAL 1

Director Nominee

IRIS KNOBLOCH President, Cannes Film Festival Independent Age: 62 Director Since: February 2024 Committees: Compensation Current Public Directorships: Accor SA Deezer SA Lazard, Inc.
Business Experience, Other Directorships, and Qualifications
Since July 2022, Ms. Knobloch has served as the President of the Cannes Film Festival, the world's most important international film festival. From June 2021 to July 2022, Ms. Knobloch was the Chief Executive Officer and Chairwoman of I2PO SA, a special purpose acquisition company that merged with Deezer SA. Before joining I2PO, Ms. Knobloch was a senior executive with WarnerMedia, an American multinational media and entertainment conglomerate, and its predecessor companies from January 1996 to June 2021, serving most recently as President of WarnerMedia in France, Germany, the Benelux, Austria, and Switzerland. Previously, Ms. Knobloch was an attorney with the law firms of Norr, Stiefenhofer & Lutz and with O'Melveny & Myers in Munich, New York, and Los Angeles from 1992 until 1996. Ms. Knobloch is serving as Chairwoman of the board of directors at Deezer SA, a French music worldwide streaming service (since July 2022); Vice Chairman and Lead Independent Director of the board of directors of Accor SA, a French multinational hospitality Company (since April 2013); and a member of the board of directors of Lazard, Inc., a financial advisory and asset management firm (since April 2018). She was a member of the board of directors of LVMH Moet Hennessy Louis Vuitton SE, a French multinational holding company and conglomerate specializing in luxury goods, from April 2019 to July 2021 and Central European Media Enterprises Ltd, a media and entertainment company that operates television channels in central Europe, from April 2014 to June 2018. Ms. Knobloch served as a member of the supervisory board of Axel Springer SE, a German multinational media company, from April 2018 to December 2019. Ms. Knobloch received her JD from Ludwig-Maximilians-Universitaet and an LLM from New York University.
Key Skills and Qualifications:
àLeadership experience—President of an annual film festival (Cannes Film Festival); former Chief Executive Officer and Chairwoman of a special purpose acquisition company (I2PO); former senior executive with an American multinational media and entertainment conglomerate (WarnerMedia); director of Accor, Deezer, and Lazard; former director of LVMH Moet Hennessy Louis Vuitton, Axel Springer, and Central European Media Enterprises
àIndustry experience—former Chief Executive Officer and Chairwoman of a special purpose acquisition company dedicated to the entertainment and leisure industry (I2PO); director of a French multinational hospitality company that owns, manages, and franchises hotels, resorts, and vacation properties (Accor); former director of a French multinational holding company and conglomerate specializing in luxury goods (LVMH Moet Hennseey Louis Vuitton)
àInternational experience—public company directorships with international operations (Accor, Deezer, Lazard, LVMH Moet Hennessy Louis Vuitton, and Central European Media Enterprises); senior leadership roles in France, Germany, the Benelux, Austria, and Switzerland (Cannes Film Festival, I2PO, and WarnerMedia)

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Director Nominee

NADIA N. RAWLINSON Co-Owner and Operating Chairman, WNBA Chicago Sky Independent Age: 46 Director Since: December 2019 Committees: Compensation (Chair)
Business Experience, Other Directorships, and Qualifications
Ms. Rawlinson is currently a co-owner and the Operating Chairman of the WNBA franchise Chicago Sky. In her capacity as Operating Chairman, Ms. Rawlinson leads the ownership group and oversees all business operations, strategy, and government relations. Additionally, Ms. Rawlinson is a Venture Advisor at GV, the venture capital arm of Alphabet Inc. With $8 billion under management, GV invests in early-stage consumer, life sciences, enterprise, and frontier technology companies. Before joining GV in July 2022, she built a robust career in human resources and was the Chief People Officer of Slack Technologies, Inc., a leading channel-based messaging platform, where she was responsible for shaping the future of work and overseeing human resources strategy. From June 2016 to September 2020, she was the Chief Human Resources Officer at Live Nation Entertainment, leading HR for the company’s 35,000 full-time and seasonal employees. Ms. Rawlinson also worked as the Chief Human Resources Officer at Rakuten Americas, part of Japan-based Rakuten Group, one of the largest Internet services companies in the world. Early in her career, she operated in both HR and Business leadership roles at Groupon, American Express, and Google. Ms. Rawlinson is currently a director at J.Crew Group, Inc. serving as a member of the compensation committee. Ms. Rawlinson currently serves on the Stanford University Board of Trustees. Ms. Rawlinson received her BA from Stanford University and MBA from Harvard Business School.
Key Skills and Qualifications:
àLeadership experience—former Chief People Officer of leading channel-based messaging platform (Slack); former Chief Human Resources Officer of a Fortune 500 live music entertainment company (Live Nation); former Chief Human Resources Officer of a large international Internet services company (Rakuten Americas); leadership positions at various technology and financial services companies (Groupon, American Express)
àIndustry and Technology experience—former Chief Human Resources Officer of large international e-commerce and software as a service (SaaS) technology companies (Rakuten Americas, Slack Technologies)
àFinance experience—current Venture Adviser at GV

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Table of Contents	PROPOSAL 1

Director Nominee

MICHELE ROMANOW Partner, Athena North, and Co-Founder and Executive Chairman, Clearco Independent Age: 40 Director Since: October 2016 Committees: Compensation
Business Experience, Other Directorships, and Qualifications
Ms. Romanow is a Partner at Athena North, a venture capital firm, since February 2024 and the Co-Founder and Executive Chairman of Clearco (formerly Clearbanc), a technology company changing the way companies raise money by providing fast, affordable growth capital to online brands. She transitioned from CEO to Executive Chairman of Clearco in January 2023. Clearco has invested $5 billion into more than 10,000 companies in 13 countries. Clearco is headquartered in Toronto, Canada. Previously, Ms. Romanow was the Co-Founder of Snap by Groupon (previously SnapSaves), which was founded in March 2012 and acquired by Groupon, Inc. in June 2014. She served as a senior marketing executive for Groupon from June 2014 until March 2016. In February 2011, Ms. Romanow founded Buytopia.ca, a Canadian e-commerce leader. Prior to that, she was Director of Corporate Strategy & Business Improvement for Sears Canada. Ms. Romanow is one of the venture capitalists on the award-winning CBC series Dragons’ Den, and has been for over 11 years. Ms. Romanow is currently a member of the advisory board at the Queen's University School of Business. Ms. Romanow was previously a member of the board of directors of Whistler Blackcomb, which was acquired by Vail Resorts in October 2016, SHAD, a Canadian charity for high school students, Freshii Inc., a publicly listed Canadian fast casual restaurant franchise, League of Innovators, a Canadian charity, and BBTV Holdings Inc., a Canadian media and technology company. She holds a BS in Engineering and a MBA from Queen’s University.
Key Skills and Qualifications:
àLeadership experience—Co-founder and Executive Chairman of Clearco; former CEO of Clearco; co-founder of SnapSaves (now Snap by Groupon) and former head of marketing of Snap by Groupon; co-founder and former partner of Buytopia.ca; former director of Freshii; former director of Whistler Blackcomb; former director of BBTV
àTechnology and Marketing experience—former senior marketing executive (Groupon); co-founder of three technology companies (Clearco, SnapSaves and Buytopia.ca)

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PROPOSAL 1	Table of Contents

Director Nominee

HILARY SCHNEIDER
Former Chief Executive Officer and Chair of the Board of Directors,
Shutterfly, Inc.
Independent
Age: 64
Director Since:
March 2010
Committees:
Compensation
Current Public Directorships:
Getty Images, Inc.
DigitalOcean, Inc.
Sleep Number Corporation

Business Experience, Other Directorships, and Qualifications
Ms. Schneider was Chief Executive Officer and Chair of the Board of Directors of Shutterfly from January 2020 to May 2023. From January 2018 to November 2019, she served as CEO of Wag!, the country's largest on-demand mobile dog walking and dog care service. Prior to that, Ms. Schneider served as the CEO of LifeLock, Inc., a leading provider of identity theft protection, identity risk assessment, and fraud protection services, a position she held from March 2016 until the acquisition of LifeLock by Symantec in February 2017. From September 2012 to February 2016, she served as the President of LifeLock, Inc. From March 2010 to November 2010, Ms. Schneider served as Executive Vice President at Yahoo! Americas. She joined Yahoo! in September 2006 when she led the company’s U.S. region, Global Partner Solutions and Local Markets and Commerce divisions. Prior to joining Yahoo!, she held senior leadership roles at Knight Ridder, Inc., from April 2002 to January 2005, including Chief Executive Officer of Knight Ridder Digital before moving to co-manage the company's overall newspaper and online business. From 2000 to 2002, Ms. Schneider served as President and CEO of Red Herring Communications. She also held numerous roles at Times Mirror from 1990 through 2000, including President and CEO of Times Mirror Interactive and General Manager of the Baltimore Sun. Ms. Schneider serves on the board of directors of DigitalOcean, Inc., a cloud-based service provider, Sleep Number Corporation, a wellness technology company, Getty Images, Inc., a visual media company, Water.org, a non-profit organization, and the American Journalism Project, a local news venture philanthropy. Ms. Schneider was also previously a member of the board of directors of LifeLock, Inc. and SendGrid, Inc.
Key Skills and Qualifications:
àLeadership experience—former CEO of leading digital retailer and personalized products manufacturer (Shutterfly, LLC), former CEO of an on-demand dog walking and dog care company (Wag!), former director, President and CEO of large public identity and fraud protection company (LifeLock); leadership positions at large public global technology company (Yahoo!)
àIndustry and Marketing experience—former president and CEO of large public identity and fraud protection company (LifeLock); leadership positions at large public global technology company (Yahoo!); former director of a SaaS-based multi-channel engagement platform (SendGrid); senior advisor to large private equity investment firm (TPG)

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Table of Contents	PROPOSAL 1

Director Nominee

D. BRUCE SEWELL
Former Senior Vice President, General Counsel and Secretary,
Apple, Inc.
Independent
Lead Independent Director Since June 2019
Age: 67
Director Since:
January 2013
Committees:
Audit, Executive, Nominating & Governance
Current Public Directorships:
C3.ai, Inc.

Business Experience, Other Directorships, and Qualifications
From September 2009 until December 2017, Mr. Sewell was Senior Vice President, General Counsel and Secretary of Apple Inc., overseeing all legal matters for Apple, including corporate governance, intellectual property, litigation and securities compliance, as well as global security operations, privacy, and encryption. Prior to joining Apple, Mr. Sewell served as Senior Vice President, General Counsel of Intel Corporation from 2005 to 2009. He also served as Intel’s Vice President, General Counsel from 2004 to 2005 and Vice President of Legal and Government Affairs, Deputy General Counsel from 2001 to 2004. Prior to joining Intel in 1995 as a senior attorney, Mr. Sewell was a partner in the law firm of Brown and Bain PC. He currently serves on the board of directors and as chair of the nominating & governance committee of C3.ai, Inc., an enterprise artificial intelligence software company, the board of Clearco, a privately held growth capital technology company, and the board of San Mateo Brewing, a privately held business in the food and beverage industry. Mr. Sewell also serves on the board of Village Enterprise, a charitable organization focusing on the alleviation of extreme poverty in Africa, and is the President and Director of Friends of Lancaster University in America, a non-profit organization supporting higher education.
Key Skills and Qualifications:
àLeadership and Finance experience—prior General Counsel of a large international public company (Apple); leadership positions at international manufacturer of microprocessors and chipsets (Intel)
àTechnology and International experience—prior General Counsel of international public mobile communication, personal computer, software, and media devices company (Apple); leadership positions at international manufacturer of microprocessors and chipsets (Intel); leadership position at cloud-based enterprise Platform as a Service (PaaS) for deployment of big data, AI & IoT software applications (C3.ai)

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PROPOSAL 1	Table of Contents

Director Nominee

PETER A. VAUGHN Founding and Managing Director, Vaughn Advisory Group, LLC Independent Age: 61 Director Since: June 2013 Committees: Audit, Nominating & Governance (Chair)
Business Experience, Other Directorships, and Qualifications
Mr. Vaughn is the Founding and Managing Director of the Vaughn Advisory Group, LLC, a privately held company providing advisory and consulting services on global marketing, brand strategy, business strategy, organizational effectiveness, and executive coaching. Since October 2021, he has also served as the Chairman of the Board of Trustees of Vaughn College of Aeronautics and Technology in Queens, New York. From July 2018 to January 2020, Mr. Vaughn served as Chief Experience Officer of Avenues: The World School, a privately held, for-profit global network of independent schools headquartered in New York. From January 2013 through November 2014, he was the Senior Vice President and Head of International Consumer Products and Marketing of the American Express Company, providing strategic marketing leadership for the company’s consumer card-issuing and network businesses in over 160 countries worldwide, with a focus on product line strategy, benefit sourcing and management, product innovation, brand management, communications, and advertising. Previously, he held several senior marketing roles within American Express, including serving as Chief Marketing Officer of Global Network Services from 2011 to January 2013, Senior Vice President of Global Brand Management from 2005 to 2011, Vice President of Marketing for the Travelers Cheque and Prepaid Services Group from 2002 to 2004, Vice President and General Manager of Lending for the Small Business Division in 2001, and Vice President of Acquisition and Advertising for Small Business Services from 1999 to 2001. From 1994 to 1999, he held several positions overseas in the Consumer Services Group of American Express, including Vice President of International Product Development, European Head of Revolving Credit and Lending, and Senior Director of European Product Development. Mr. Vaughn joined American Express in 1992, acting as Director of Marketing for the Consumer Financial Services Group.
Key Skills and Qualifications:
àLeadership and International experience—former senior global marketing positions and senior business leader in multiple business lines at a global, public financial services company (American Express); executive of global school network (Avenues)
àMarketing and Finance experience—principal of privately-held global brand strategy and marketing company (Vaughn Advisory Group); former senior global marketing positions and senior business leader in multiple business lines with operational marketing and profit/loss responsibility at a global, public financial services company (American Express); former senior executive of a global private school network (Avenues)

FOR	The Board of Directors recommends a vote "FOR" the election of each of the nominees named above.

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Table of Contents	MANAGEMENT
MANAGEMENT

The Company’s executive officers, as well as additional information with respect to such persons, are set forth below:

Name	Age	Position

Robert A. Katz	58	Chairperson of the Board and Chief Executive Officer
Angela A. Korch	46	Executive Vice President and Chief Financial Officer
Julie A. DeCecco	53	Executive Vice President, General Counsel and Chief Public Affairs Officer
Lynanne Kunkel	58	Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer
William C. Rock	60	President - Mountain Division
Gregory J. Sullivan	54	Executive Vice President, Retail/Rental & Hospitality
For biographical information about Mr. Katz, see "Director Nominees" above.
Angela A. Korch has served as the Company’s Executive Vice President and Chief Financial Officer since December 2022 overseeing the financial health and business growth of 42 mountain resorts across four countries. Ms. Korch rejoined Vail Resorts from CorePower Yoga, a leading yoga studio operator in the U.S., where she served as Chief Financial Officer from May 2020 through December 2022. Prior to CorePower Yoga, Ms. Korch spent more than a decade at Vail Resorts in several leadership roles within the Finance organization. Most recently as Vice President of Corporate & Mountain Finance, she led impactful financial and capital allocation strategies, transformed core processes, and played an integral role in the integration of over 30 mountain resorts. Prior to Vail Resorts, from 2003 to 2010, Angela was an Assistant Portfolio Manager at Muzinich & Company. Ms. Korch is an experienced financial leader with expertise in strategic planning, financial analytics, investment management, and acquisitions and integrations. She earned her MBA in finance from NYU Stern School of Business, is a CFA charter holder, and has a BS degree from Cornell University.
Julie A. DeCecco has served as the Company’s Executive Vice President, General Counsel, and Secretary since February 2024, overseeing legal, governance, compliance, internal audit, and environmental health and safety, and Chief Public Affairs Officer since October 2024, overseeing government and community relations, real estate, sustainability, and Vail Resorts’ corporate social responsibility platform, EpicPromise. She joined the Company in 2017 as Associate General Counsel and was promoted to Deputy General Counsel in 2018. In these roles, she supported the growth of the mountain division, including the acquisition and legal integration of 30 resorts, led legal support for the Company’s pass portfolio and advance commitment strategies, and was responsible for corporate governance. From 2018 to 2022, Julie also oversaw community relations. Prior to joining the Company, Ms. DeCecco was Vice President, Associate General Counsel at DaVita Inc., a global healthcare provider, and Director, Associate General Counsel at Oracle Corporation (formerly Sun Microsystems Inc.), a multinational computer technology company. Ms. DeCecco has extensive legal experience in corporate governance, mergers & acquisitions, litigation, and public affairs. She received her JD from the University of Colorado, Boulder, and her BA from the University of California at San Diego.
Lynanne Kunkel has served as the Company’s Executive Vice President, Chief Human Resources Officer since May 2017 and Chief Transformation Officer since October 2024. As Chief Human Resources Officer, she has been instrumental in creating impactful leadership development programs and is passionate about driving the Company’s mission of creating the Experience of a Lifetime for employees, so they, in turn, can create the Experience of a Lifetime for our guests. As Chief Transformation Officer, she is leading the effort to create organizational effectiveness and scale as the Company grows and expands globally. Prior to joining the Company, Ms. Kunkel held global executive positions in human resources at the Whirlpool Corporation including Senior Vice President of Global Human Resources, Vice President of Global Talent Development and HR Asia, and Human Resources Vice President of the North America region. From 1989 to 2009, Ms. Kunkel served in a number of roles at Procter & Gamble, most recently as HR Director of Global Home Care. Throughout her career, Ms. Kunkel has led all aspects of human resources to deliver enhanced business performance in areas that include: business HR, talent acquisition, talent management, leadership development, organizational effectiveness, and talent analytics. Ms. Kunkel is currently the Executive Chair for the Gartner CHRO Global Leadership Board and serves as an Advisor for the CEO of TeamSense, an HR Technology start-up. She also

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MANAGEMENT	Table of Contents
serves on the Development Advisory Board for Greenhouse Scholars, an education-focused non-profit, and previously served on the Board of Directors for United Way and Habitat for Humanity in Southwest Michigan. She earned her BS from Carnegie Mellon University.
William C. Rock has served as the Company’s President of the Mountain Division since May 2023. Prior thereto, Mr. Rock served as Company’s Executive Vice President of Mountain Operations from June 2021 to May 2023, and from September 2019 until June 2021 served as Senior Vice President and Chief Operating Officer of the Rocky Mountain region with oversight responsibility for Vail Mountain, Beaver Creek, Breckenridge, Keystone, and Crested Butte in Colorado as well as Park City Mountain in Utah. Prior to this role, Mr. Rock was Senior Vice President and Chief Operating Officer of Park City Mountain, a role he began in October 2014. After joining the Company as the Vice President and Chief Operating Officer of Northstar California Resort in 2010, Mr. Rock oversaw operations for the Company’s three resorts in the Tahoe region. Mr. Rock started his career in the mountain resort industry in 1996 at Bristol Mountain in New York as Director of Marketing and subsequently held several leadership roles in the industry. Mr. Rock's expertise within the ski industry spans nearly three decades, encompassing a wide range of leadership and operational roles that have enhanced guest experiences, community partnerships, operations, and capital programs. He earned his BA from Clemson University.
Gregory J. Sullivan has served as the Company's Executive Vice President of Retail/Rental and Hospitality since October 2022. Prior thereto, Mr. Sullivan served as the Company's Senior Vice President of Retail and Hospitality from June 2021 to October 2022. Mr. Sullivan joined the Company in September 2016 as Chief Operating Officer of Rental and Retail. Prior to joining Vail Resorts, Mr. Sullivan was the Senior Vice President of Global Business Transformation at Crocs, Inc. and before that he held numerous roles in a 20-year career with Walmart, culminating as a Division President, overseeing the Southeast Division based in Atlanta. Mr. Sullivan has previously served on the board of directors for SOS Outreach and as a council member of Executive Leadership Development for the American Diabetes Association. Mr. Sullivan has an extensive background in large-scale retail operations, business transformation, and strategic leadership focused on driving business growth and enhancing the customer experience. He received his MBA from the University of Denver and his BA from the University of Washington.

22

Table of Contents	CORPORATE GOVERNANCE
CORPORATE GOVERNANCE

Corporate Governance Guidelines
The Board acts as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Company’s stockholders. The Board is committed to a long-term strategy that drives growth and enhances stockholder value by focusing on areas with significant growth potential and leveraging our capabilities and scale to deliver exceptional experiences for our guests. The Board selects, advises, and oversees our management, who are responsible for the day-to-day operations and administration of the Company. The Board has adopted Corporate Governance Guidelines which, along with the charters of each of the committees of the Board and the Company’s Code of Ethics and Business Conduct, which we refer to as the Code of Ethics, provide the framework for the governance of the Company. A complete copy of the Company’s Corporate Governance Guidelines, the charters of the Board committees, and the Code of Ethics for directors, officers, and employees may be found in the "Governance" section of the Company’s website at investors.vailresorts.com.
The Company has adopted meaningful policies, including stock ownership guidelines for non-employee directors and executive officers to help align their interests with those of our stockholders, an overboarding policy placing limits on the number of public company directorships held by our directors and Chief Executive Officer, an anti-hedging policy for all directors and executive officers, and a clawback policy applicable to executive officers for both cash and equity-based incentive awards.
Director Elections
We hold an annual election of all directors for one-year terms. We also have a majority voting standard and a director resignation policy in uncontested director elections.
Board Leadership and Lead Independent Director
Currently, the positions of Chairperson of the Board and Chief Executive Officer of the Company are held by Mr. Katz. Mr. Katz is considered a non-independent director. When the Chairperson of the Board is a non-independent director, the independent directors elect an independent director to serve in a lead capacity. Accordingly, Mr. Sewell serves as our Lead Independent Director.
The Board believes that one leader serving as Chairperson of the Board and Chief Executive Officer, together with an experienced and engaged Lead Independent Director, is the most appropriate leadership structure for the Board at this time. This structure results in one leader being directly accountable to the Board and, through the Board, to stockholders.

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CORPORATE GOVERNANCE	Table of Contents
Specific duties of the Chairperson of the Board and the Lead Independent Director are:

Chairperson of the Board	Lead Independent Director

àSetting the agenda for Board meetings with the Lead Independent Director	àPresiding over meetings of the Board at which the Chairperson is not present, including executive sessions of independent directors
àHaving the authority to call special meetings of the Board and such other duties assigned to the Chairperson under the Company’s Bylaws	àHaving the authority to call meetings of the independent directors
àServing as a liaison between the Board and Senior Management	àServing as the presiding director for purposes of all rights and duties assigned to the presiding director under the Company’s Bylaws, including the right to call special meetings of the Board
àMonitoring the content, quality, and timeliness of information sent to the Board	àServing as principal liaison on Board-wide issues between the independent directors and the Chairperson
àActing as a source of institutional knowledge	àApproving meeting agendas and meeting schedules for the Board
àBeing available to the Board for additional responsibilities as may be needed	àServing as the point of contact for communications from stockholders or other interested parties directed to the Lead Independent Director or the non-management directors or the Board as a group
àSuch other duties as set forth in the Charter of the Lead Independent Director (attached as Appendix A to the Corporate Governance Guidelines)
Meetings of the Board
The Board held a total of eight meetings during fiscal 2025. Each of our then-serving directors attended at least 75% of the meetings held by the Board and Board committees on which he or she served during the fiscal year. In accordance with our Corporate Governance Guidelines, directors are invited and encouraged to attend our Annual Meeting of Stockholders. All of our then-serving directors attended our 2024 Annual Meeting of Stockholders.
Executive Sessions
The non-management directors’ practice is to meet in executive session following the conclusion of each regularly scheduled quarterly Board meeting to discuss such matters as they deem appropriate and, at least once a year, to review the Compensation Committee’s annual review of the Chief Executive Officer and the Chairperson. These executive sessions are chaired by the Lead Independent Director. Interested parties, including our stockholders, may communicate with the Lead Independent Director and the non-management directors by following the procedures under the heading "Communications with the Board" below.
Director Nominations
The Nominating & Governance Committee considers and recommends candidates for election to the Board. The Nominating & Governance Committee also considers candidates for election to the Board, if any, that are submitted by stockholders. Each member of the Nominating & Governance Committee participates in the review and discussion of director candidates. In addition, members of the Board who are not on the Nominating & Governance Committee may meet with and evaluate the suitability of candidates. In making its selections of candidates to recommend for election, the Nominating & Governance Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. The minimum qualifications that the Nominating & Governance Committee believes must be met for a candidate to be nominated include independence, wisdom, integrity, understanding and general acceptance of the Company’s corporate philosophy, business or professional knowledge and experience that can bear on the Company’s and the Board’s challenges and deliberations, proven record of accomplishment with excellent organizations, inquiring mind, willingness to speak one’s mind, ability to challenge and stimulate management, future orientation, willingness to commit time and energy, and international/global experience.

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Stockholders who wish to submit candidates for consideration by the Nominating & Governance Committee for election at an annual or special meeting of stockholders should submit the candidate’s name and qualifications, including the candidate’s consent to serve as a director of the Company if nominated by the Committee and so elected, by mail to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. The Nominating & Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board. The Nominating & Governance Committee recommended the nominees for election at this year’s Annual Meeting.
Determinations Regarding Independence
Under the Company’s Corporate Governance Guidelines, a majority of the Board must be composed of directors who are independent, as determined based on the independence standards of the New York Stock Exchange's ("NYSE") Listed Company Manual. In accordance with our Corporate Governance Guidelines and the NYSE’s listing standards, the Board has adopted categorical standards of director independence to assist it in making determinations of independence of Board members. These categorical standards of director independence are available in the "Governance" section of the Company’s website under "Governance Documents" at investors.vailresorts.com. The Board has affirmatively determined that each of the nominees, other than Mr. Katz, is "independent" under the NYSE’s listing standards and the categorical standards of director independence adopted by the Board.
Communications with the Board
The Board has adopted a formal process by which interested parties, including our stockholders, may communicate with the Board, the Lead Independent Director, or the non-management directors as a group. Additional information on communicating with our Board is available in the "Governance" section of the Company’s website at investors.vailresorts.com.
Stockholder Engagement
Engagement with our stockholders is essential to our long-term success. We prioritize maintaining ongoing, transparent dialogue and actively seek input throughout the year. Regular, proactive engagement is central to understanding investor perspectives, addressing concerns, and building enduring trust.
This commitment was reflected in fiscal 2025 when the Company engaged directly with stockholders representing over 80% of our outstanding shares. Our multi-faceted approach included direct one-on-one meetings, small group discussions, quarterly earnings calls, and regular investor events, highlighted by our annual investor conference. We also issued regular press releases throughout the year to provide real-time insight into season-to-date performance and strategic execution. Beyond these touchpoints, we provided detailed public disclosures on governance practices, executive compensation, and sustainability initiatives, and maintained up-to-date information on our investor relations website to ensure stockholders have access to timely and relevant information. These deliberate efforts yielded valuable insights that continue to inform our strategic priorities and governance practices.
As we enter fiscal 2026 under established leadership, we are focused on demonstrating measurable progress against our strategic priorities while maintaining the transparent dialogue our investors value. We will continue providing regular updates on operational initiatives and welcome ongoing feedback from our stockholder community.
Code of Ethics and Business Conduct
The Company has adopted a Code of Ethics that applies to all directors, officers, and employees, including its chief executive officer, chief financial officer, chief accounting officer and controller, or persons performing similar functions. In addition to making the Code of Ethics available to directors, officers, and employees, it is available in the "Governance" section of the Company’s website under "Governance Documents" at investors.vailresorts.com.
We make the Code of Ethics available to directors, officers, and employees, and convey our expectation that every director, officer, and employee read and understand the Code of Ethics and its application to the performance of each such person’s business responsibilities, including, but not limited to:
àFostering an ethical culture: speaking up, seeking guidance, and voicing concerns, investigations and discipline, and non-retaliation
àRespect in the workplace and workplace conduct: anti-harassment and discrimination, human rights, inclusion, protecting personal information, and health and safety

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àFairness and ethics in business dealings: anti-bribery and corruption, antitrust and fair competition, conflicts of interest, and insider trading
àBeing responsible stewards to our communities and environment: community impact, environmental leadership, and political activities and contributions
We require our year-round employees, as well as certain seasonal employees, to complete a Code of Conduct training on an annual basis. This annual requirement includes training on various topics, such as anti-harassment, conflicts of interest, cybersecurity, and artificial intelligence, and for certain leaders, insider trading. In fiscal 2025, the training was completed by 94% of this employee base.
Our Code of Ethics uses principles-based guidance to alert directors, officers, and employees to potential conflicts of interest. Under the Code of Ethics, a conflict of interest occurs when an individual’s personal, social, financial, or political interests conflict with his or her loyalty to the Company. Our policy under the Code of Ethics provides that even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided. If any person believes a conflict of interest is present in a personal activity, financial transaction, or business dealing involving the Company, then that person is instructed under the Code of Ethics to report such belief to an appropriate individual or department as identified in the Code of Ethics.
In the event the Company amends or waives any of the provisions of the Code of Ethics applicable to our chief executive officer, chief financial officer, or chief accounting officer and controller that relates to any element of the definition of “code of ethics” enumerated in Item 406(b) of Regulation S-K under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), the Company intends to disclose these actions on its website.
Risk Management
The Board believes that oversight of the Company’s overall risk management program is the responsibility of the entire Board and views risk management as an important part of the Company’s overall strategic planning process. The Board has delegated the regular oversight of the elements of the risk management program to the Audit Committee, and the Board receives periodic updates on individual areas of risk from the Audit Committee or members of senior management, as appropriate. The Board also periodically schedules a risk management agenda item for regular Board meetings, during which the Audit Committee or members of senior management report to and inform the Board of its risk management oversight activities. Senior management reports directly to the Audit Committee at each scheduled Audit Committee meeting and additionally as needed on the status of the Company’s risk management program. Specifically, cybersecurity has been identified as a critical part of risk management at the Company. The Company has a dedicated team that is responsible for leading enterprise-wide information security strategy, policy, standards, architecture, and processes. Cybersecurity oversight consists of the Audit Committee receiving at least quarterly updates from the Chief Information Officer regarding major cyber risk areas and recommended actions to address those risks. Information regarding the Company's cybersecurity risk management, strategy, and governance is available in our Annual Report on Form 10-K filed on September 29, 2025.
The Audit Committee has established an internal audit function to provide management and the Board with ongoing assessments of the Company’s risk management processes and systems of internal control. In addition, as part of its responsibilities, the Audit Committee inquires of management and our independent auditors about the Company’s processes for identifying and assessing such risks and exposures and the steps management has taken to minimize such risks and exposures to the Company. The Audit Committee also reviews the Company’s guidelines and policies that govern the processes for identifying and assessing significant risks or exposures and for formulating and implementing steps to minimize such risks and exposures to the Company.
Compensation Risk Assessment
The Compensation Committee, with the assistance of an independent compensation consultant, reviewed the material compensation policies and practices for all employees, including executive officers. The Compensation Committee considered whether the compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Compensation Committee believes that the Company’s compensation program, which includes a mix of annual and long-term incentives, cash and equity awards, and retention incentives, does not present risks that are reasonably likely to have a material adverse effect on the Company.

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Committees of the Board
The Board has a standing Audit Committee, Compensation Committee, Executive Committee, and Nominating & Governance Committee. The charters for each of these committees, which have been approved by the Board, are available in the "Governance" section of the Company’s website under "Committee Charters" at investors.vailresorts.com. Following is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
The Audit Committee
The Audit Committee is primarily concerned with the effectiveness of the Company’s independent registered public accounting firm, accounting policies and practices, financial reporting, and internal controls. The Audit Committee acts pursuant to its charter, and is authorized and directed, among other things, to:
àappoint, retain, compensate, evaluate, and terminate, as appropriate, the Company’s independent registered public accounting firm;
àapprove all audit engagement fees and terms, as well as all permissible non-audit service engagements with the independent registered public accounting firm;
àdiscuss with management and the independent registered public accounting firm and meet to review the Company’s annual audited financial statements and quarterly financial statements, including reviewing the Company’s disclosures under "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s annual and quarterly reports filed with the SEC;
àreview the internal audit plan and evaluate the performance, responsibilities, and staffing of the Company’s internal audit function at least annually;
àreceive and review periodic presentations from the internal audit senior executive regarding the results of completed internal audits and the identification and remediation of weaknesses in the Company’s internal control environment;
àreview reports by the independent registered public accounting firm describing its internal quality control procedures and all relationships between the Company, or individuals in financial reporting oversight roles at the Company, and the independent registered public accounting firm;
àestablish procedures, as required under applicable law, for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
àmonitor the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law;
àreview and approve transactions between the Company and any related persons in accordance with the Company’s Related Party Transactions Policy;
àconfer with management and the independent auditors regarding the effectiveness of internal control over financial reporting;
àoversee management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and regulations and the Company’s Code of Ethics;
àoversee risk management with respect to cybersecurity, including receiving and reviewing quarterly updates from the Company’s Chief Information Officer regarding major cyber risk areas and recommended actions to address such risks, as well as reviewing any other internal reports from management with respect to information technology and cybersecurity issues;
àannually prepare a report as required by the SEC to be included in the Company’s annual proxy statement; and
àdiscuss policies with respect to risk assessment and risk management.
The members of the Audit Committee are Mr. Chambers, Chair, and Messrs. Redmond, Sewell, Sorte, and Vaughn until the Annual Meeting, when the current terms of Messrs. Redmond and Sorte end and they will no longer serve on the Board and Audit Committee. The Board has determined that each of Messrs. Chambers, Redmond, Sorte, and Sewell qualify as an "audit committee financial expert" as defined in the SEC’s rules and regulations adopted pursuant to the Exchange Act, and that all of

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the members of the Audit Committee are "independent" as defined by the NYSE’s listing standards and the rules of the SEC applicable to audit committee members. The Audit Committee held four meetings during fiscal 2025.
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s accounting practices, internal control over financial reporting, the financial reporting process, and preparation of the consolidated financial statements. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended July 31, 2025 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee further discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the applicable requirements of the PCAOB and the SEC, as well as the Company’s independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting.
The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the Company’s independent registered public accounting firm, and were satisfied with, that firm’s independence from the Company and its management. The Audit Committee has also considered whether the Company’s independent registered public accounting firm’s provision of non‑audit services to the Company is compatible with the auditors’ independence.
The Audit Committee discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee meets with the internal auditor, with and without management present, to discuss the results of their examination and evaluation of the Company’s internal control over financial reporting. The Audit Committee has also reviewed and discussed Company policies with respect to risk assessment and risk management.
Based upon the Audit Committee’s discussion with management and the Company’s independent registered public accounting firm referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements as of and for the fiscal year ended July 31, 2025 be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended July 31, 2025 for filing with the SEC.
Audit Committee
Reginald Chambers, Chair
John Redmond
D. Bruce Sewell
John F. Sorte
Peter A. Vaughn
The Compensation Committee
The Compensation Committee acts pursuant to its charter and is authorized and directed, among other things, to:
àreview and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives (including the Chief Executive Officer’s performance in fostering a culture of ethics and integrity), and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation;

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àreview the performance of, make recommendations to the Board (where appropriate) with respect to, and approve the total compensation for the executive officers of the Company other than the CEO, including any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements, or waivers to the foregoing;
àoversee the Company’s overall compensation structure, policies, and programs for executive officers and employees, including assessing the incentives and risks arising from or related to the Company’s compensation programs and plans, and assessing whether the incentives and risks are appropriate;
àreview and approve the Company’s incentive compensation and equity-based plans and approve changes to such plans, in each case subject, where appropriate, to stockholder or Board approval, and review and approve issuances of equity securities to employees of the Company;
àannually review and recommend to the Board compensation (including annual retainer and meeting fees) for non-employee members of the Board and committees of the Board, fix the terms and awards of stock compensation for such members of the Board, and determine the terms, if any, upon which such fees may be deferred;
àmaintain and annually review compliance with the Company's stock ownership guidelines for executives and non-employee directors;
àproduce a compensation committee report on executive officer compensation as required by the SEC, after the committee reviews and discusses with management the Company’s Compensation Discussion and Analysis, or "CD&A," and consider whether to recommend that it be included in the Company’s proxy statement and annual report; and
àrecommend to the Board the frequency of the Company’s advisory vote on executive compensation and consider the results of such votes.
The members of the Compensation Committee are Ms. Rawlinson, Chair, and Mses. Decker, Knobloch, Romanow, and Schneider. The Board has determined that all members of the Compensation Committee are "independent" as defined by the NYSE’s listing standards. In addition, the Compensation Committee consists of "non-employee directors," within the meaning of Rule 16b-3 promulgated under the Exchange Act.
Compensation Committee Processes and Procedures
The Compensation Committee meets as often as necessary to carry out its responsibilities. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Chief Executive Officer does not participate in and is not present during any deliberations or determinations regarding CEO compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee sole authority, at the expense of the Company, to retain or to obtain advice from a compensation consultant, legal counsel, or other adviser to assist in the execution of the Compensation Committee’s responsibilities. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any consultant or adviser retained and has authority to approve the fees and other retention terms. The Compensation Committee expects that it will seek advice from independent compensation consultants as it deems necessary on a periodic basis, but not necessarily annually, in order to determine that the Company’s compensation programs remain appropriate and consistent with industry practices. Prior to the retention of any compensation consultant, legal counsel, or any other external adviser, the Compensation Committee will assess the independence of such adviser from management, taking into consideration all factors relevant to such adviser’s independence, including factors specified in the NYSE listing standards.
During fiscal 2025, the Compensation Committee engaged Aon's Human Capital Solutions Practice, a division of Aon plc. ("Aon"), a multinational, multi-services insurance and consulting firm as its independent compensation consultant. Aon was retained by the Compensation Committee to review the Company’s executive and Board of Director compensation programs, including a competitive assessment against peers, and to perform a compensation program risk assessment.
In fiscal 2025, Aon was paid approximately $179,000 for these director and executive compensation consulting services provided to the Compensation Committee. During fiscal 2025, Aon and its affiliates also provided the Company with insurance services, health benefits, valuation services, and a pharmacy coalition membership. The decision to engage Aon and its affiliates for these additional services was made by management as part of the Company’s existing relationship with Aon concerning these services, and was not approved, or required to be approved, by the Compensation Committee or the Board. Professional fees for the foregoing additional services in fiscal 2025 were approximately $146,000, or 0.0009% of Aon's approximately $17 billion corporate revenues. The individuals at Aon that advise the Compensation Committee on executive compensation matters have no involvement in the other services provided to the Company by Aon and its affiliates, and the individuals at Aon advising the Compensation Committee report directly to, and are overseen by, the Compensation Committee. These individuals have no

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other relationship with the Company or management. The Compensation Committee has assessed the independence of Aon as required by the NYSE listing standards. The Compensation Committee reviewed its relationship with Aon and considered all relevant factors, and concluded that there are no conflicts of interest raised by the work performed by Aon and its affiliates.
Historically, the Compensation Committee has adjusted annual compensation, determined annual cash and equity awards, and established new performance objectives at one or more meetings held during the first quarter of the fiscal year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, at various times as needed throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the fiscal year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. The Compensation Committee makes all final determinations regarding these awards, and none of our executive officers, including the Chief Executive Officer, are involved in the determination of their own compensation. In the case of the Chief Executive Officer, the evaluation of the CEO's performance is conducted by the Compensation Committee, which determines any adjustments to the CEO's compensation as well as awards to be granted. The non-management directors’ practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee’s annual review of the Chief Executive Officer. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2025 are described in greater detail in the Compensation Discussion & Analysis section of this proxy statement, as well as the narrative disclosure that accompanies the Summary Compensation Table and related tables in the Executive Compensation section of this proxy statement.
The Nominating & Governance Committee
The Nominating & Governance Committee acts pursuant to its charter and is authorized and directed to:
àmake recommendations to the Board regarding effective Board composition and refreshment, taking into consideration such factors as business or industry experience, financial or risk assessment expertise, the balance of tenure on the Board, diversity of perspectives, experience on other public company boards of directors, and other specific areas of expertise of each Board member;
àactively seek individuals qualified to become Board members for recommendation to the Board;
àretain and terminate any search firm to be used to identify candidates and to approve the search firm’s fees and other retention terms;
àidentify and recommend to the Board director nominees for the next annual meeting of stockholders and members of the Board to serve on the various committees of the Board;
àoversee the evaluation of the performance of the Board, each committee of the Board, and individual directors, and oversee the annual evaluation process, which may include Board self-assessments and/or the periodic engagement of a third party to conduct the evaluation;
àoversee and periodically review the Company's sustainability activities, including policies, initiatives, programming, disclosures, reporting, and engagement with key stakeholders related to sustainability matters, other than those related to the adequacy and effectiveness of the Company’s applicable internal controls related to such disclosures, which are overseen by the Audit Committee;
àreview and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval;
àreview and present to the Board individual director candidates recommended for the committee’s consideration by stockholders and stockholder nominations for director that are made in writing to the Secretary of the Company in compliance with the Company’s Bylaws; and
àworking with management, review and present to the Board stockholder proposals.

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The members of the Nominating & Governance Committee are Mr. Vaughn, Chair, and Messrs. Sorte and Sewell until the Annual Meeting, when the current term of Mr. Sorte ends and he will no longer serve on the Board and Nominating & Governance Committee. The Board has determined that all members of the Nominating & Governance Committee are "independent" as defined by the NYSE’s listing standards. The Nominating & Governance Committee held five meetings during fiscal 2025.
The Executive Committee
The Executive Committee has all powers and rights necessary to exercise the full authority of the Board during the intervals between meetings of the Board in the management of the business and affairs of the Company, subject to certain limitations set forth in the charter of the Executive Committee. As of the Company's fiscal 2025 year end, the members of the Executive Committee were Messrs. Katz, Sewell, and Sorte. Mr. Sorte will serve on the Executive Committee until the Annual Meeting, when his current term ends and he will no longer serve on the Board and Executive Committee. The Executive Committee held multiple discussions and conducted committee actions via unanimous written consent in lieu of any meetings during fiscal 2025.
Board and Board Committee Evaluation
Our Board reviews its performance and the performance of its committees on an annual basis. The objective of this review is to increase the effectiveness of the Board through the consideration of, among other things, Board composition and improved or alternative Board structures, organization, and processes.

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DIRECTOR COMPENSATION

Director Compensation for Fiscal 2025
The following table provides information concerning the compensation of our non-employee directors in fiscal 2025:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Reginald Chambers(5)	105,416	220,316	—	325,732
Susan L. Decker(5)	97,500	220,316	10,247	328,063
Iris Knobloch(5)	97,500	220,316	—	317,816
Nadia N. Rawlinson(5)	110,000	220,316	18,567	348,883
John Redmond(5)(6)	102,500	220,316	—	322,816
Michele Romanow(5)	97,500	220,316	—	317,816
Hilary Schneider(5)	97,500	220,316	23,130	340,946
D. Bruce Sewell(5)	162,500	220,316	11,502	394,318
John F. Sorte(5)(6)	137,084	220,316	11,660	369,060
Peter A. Vaughn(5)	122,500	220,316	17,201	360,017
(1)Mr. Katz and Ms. Lynch are named executive officers for the Company's fiscal 2025. Their compensation is included in the Summary Compensation Table in the Executive Compensation section of this proxy statement. Mr. Katz and Ms. Lynch did not receive any additional compensation for their service on the Board.
(2)Consists of non-employee director annual retainers, and, if applicable, lead independent director fees, committee chair fees, and committee member fees. Cash compensation paid to each director in fiscal 2025 was as follows:

		Committees
Name	Board of Directors Board Service ($)	Audit Committee Service ($)	Compensation Committee Service ($)	Nominating & Governance Committee Service ($)	Executive Committee Service ($)	Total ($)

Reginald Chambers	85,000	20,416	—	—	—	105,416
Susan L. Decker	85,000	—	12,500	—	—	97,500
Iris Knobloch	85,000	—	12,500	—	—	97,500
Nadia N. Rawlinson	85,000	—	25,000	—	—	110,000
John Redmond	85,000	17,500	—	—	—	102,500
Michele Romanow	85,000	—	12,500	—	—	97,500
Hilary Schneider	85,000	—	12,500	—	—	97,500
D. Bruce Sewell	125,000	17,500	—	10,000	10,000	162,500
John F. Sorte	85,000	32,084	—	10,000	10,000	137,084
Peter A. Vaughn	85,000	17,500	—	20,000	—	122,500

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(3)The amounts in this column represent the aggregate grant date fair value of restricted share units ("RSUs") granted during fiscal 2025 computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, excluding the effect of estimated forfeitures.
(4)All other compensation for fiscal 2025 includes the following:

Name	Charitable Donations ($)(a)	Company-paid Lodging, Ski School Privileges and Discretionary Spending on Goods and Services ($)(b)	Total ($)

Reginald Chambers	—	—	—
Susan L. Decker	—	10,247	10,247
Iris Knobloch	—	—	—
Nadia N. Rawlinson	—	18,567	18,567
John Redmond	—	—	—
Michele Romanow	—	—	—
Hilary Schneider	—	23,130	23,130
D. Bruce Sewell	—	11,502	11,502
John F. Sorte	—	11,660	11,660
Peter A. Vaughn	—	17,201	17,201
(a)Represents the value of vacation packages donated to charity on behalf of a director under the Company’s charitable donations program. See below under "Limited Director Perquisites and Personal Benefits" for a description of this program.
(b)Represents the amounts reported during fiscal 2025 that were used by a director towards lodging, ski school privileges, and discretionary spending on services or goods at our properties for personal use under the Company’s Perquisite Fund Program. See below under "Limited Director Perquisites and Personal Benefits" for a description of this program. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any director for whom such amounts were less than $10,000 in the aggregate for the fiscal year.
(5)As of July 31, 2025, each director held 1,281 unvested RSUs.
(6)On September 25, 2025, Messrs. Redmond and Sorte communicated their intention not to stand for reelection to the Board at the end of their current term, which concludes on the date of the Annual Meeting.

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Director Cash Compensation
Below are the annual cash fees for the Company's fiscal 2025 non-employee directors. There were no changes to the non-employee director compensation program effective for fiscal 2025. In addition, all directors received reimbursement of their reasonable travel expenses in connection with their fiscal 2025 service.

Role	Annual Cash Fee(1)

Board Member	85,000
Lead Independent Director	40,000
Audit Committee
Chairperson	35,000
Member	17,500
Compensation Committee
Chairperson	25,000
Member	12,500
Nominating & Governance Committee
Chairperson	20,000
Member	10,000
Executive Committee	10,000
Non-Executive Chairperson of the Board (if applicable)(2)	50,000
(1)    All fees are paid in quarterly installments and no additional per-meeting fees are paid.
(2)    The current Chairperson is an executive of the Company. Pursuant to the Company's non-employee director compensation program, the $50,000 non-executive Chairperson retainer does not apply.
Director Equity Compensation
The Company provides its non-employee directors with an annual grant of RSUs as determined each year by the Compensation Committee. The RSUs vest on the first anniversary of the grant date. For fiscal 2025, each non-employee director received RSUs with a grant date value of $220,316, consisting of 1,281 RSUs granted on September 27, 2024. The aggregate grant date fair value of these RSUs is set forth under the "Stock Awards" column of the Director Compensation Table and described in footnote 3 above. As mentioned above, there were no changes to the non-employee director compensation program effective for fiscal 2025.
Limited Director Perquisites and Personal Benefits
Non-employee directors receive benefits consisting of lodging, ski school privileges, and discretionary spending on services or goods at our resorts for personal use in accordance with the terms of the Company’s Director Perquisite Fund Program. Each director is entitled to an annual $40,000 allowance to be used at the Company’s resorts in accordance with such program, under which directors may draw against the account to pay for services or goods at the market rate. Unused funds in each director’s account at the end of each fiscal year are forfeited. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company. For this purpose, perquisites do not include benefits generally available on a non-discriminatory basis to all of our employees, such as skiing privileges.
In addition, each year we allow each director to designate one charity as the recipient of a vacation package with a retail value of no more than $4,000 and to include only the same array of services that are eligible under the Company's Director Perquisite Fund Program. We also require that the package be given as part of a public event, dinner, or auction and that the Company receive appropriate credit and marketing presence.

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Stock Ownership Guidelines for Non-Employee Directors
Each non-employee director must own shares of our common stock equal to the greater of five times his or her annual cash retainer for Board service or $425,000 in value within five years of the date such director is elected or appointed to the Board. Directors are not permitted to sell any shares of common stock (except to pay the exercise price of a particular equity grant, if any, or taxes generated as a result of equity grants) until such time as the ownership guidelines have been satisfied and then only to the extent that such sales do not reduce such director’s ownership below the threshold requirement. Shares of common stock, stock owned in a directed retirement plan or IRA, and the intrinsic value of vested equity grants count as stock ownership for purposes of these guidelines. Unearned performance awards or unexercised stock options do not count toward meeting ownership requirements under our policy.

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TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions Policy and Procedures
We have adopted a written Related Party Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval of "related party transactions." For purposes of our policy only, a "related party transaction" is a transaction, contract, agreement, understanding, loan, advance, or guarantee (or any series of similar transactions or arrangements) in which the Company and any "related person" are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company solely in their capacity as an officer or director by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, or any immediate family member of an executive officer or director, including any entity in which such persons are an officer or 10% or greater equity holder.
Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Chair of the Audit Committee, the full Audit Committee, or the Board for consideration and approval, depending upon the size of the transaction involved. In considering related party transactions, the Audit Committee, Audit Committee Chair, or the Board, as applicable, takes into account, among other things, the fairness of the proposed transaction to the Company and whether the terms of such transaction are at least as favorable to the Company as it would receive or be likely to receive from an unrelated third party in a comparable or substantially comparable transaction.
To ensure that our existing procedures are successful in identifying related party transactions, the Company distributed questionnaires to its directors and executive officers shortly following the end of the fiscal year which included, among other things, inquiries about any transactions they have entered into with us.
During fiscal 2025 and through the date of this proxy statement, there were no related party transactions under the relevant standards described above.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive compensation program, the various components of our program, and the compensation-related decisions made for fiscal 2025 with respect to our named executive officers ("NEOs"). For purposes of this CD&A and the compensation tables and narratives that follow, the NEOs for fiscal 2025 were:
àRobert A. Katz, Chairperson of the Board and Chief Executive Officer
àKirsten A. Lynch, Former Chief Executive Officer(1)
àAngela A. Korch, Executive Vice President and Chief Financial Officer
àJulie A. DeCecco, Executive Vice President, General Counsel and Chief Public Affairs Officer
àLynanne Kunkel, Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer
àWilliam C. Rock, President – Mountain Division
(1)Effective May 22, 2025, Ms. Lynch no longer served as CEO. Ms. Lynch’s departure was a termination without cause under her employment agreement with the Company dated November 1, 2021. Ms. Lynch was replaced as Chief Executive Officer by Robert A. Katz, the Company's then Executive Chairperson.
Leadership Transition
The Board of Directors appointed Robert A. Katz as Chairperson of the Board and CEO of the Company, effective May 22, 2025. Mr. Katz previously served as CEO of Vail Resorts beginning in February 2006, was appointed Chairperson of the Board of Directors in March 2009, and served in both roles until November 2021, at which point he was appointed Executive Chairperson. He previously served as Lead Independent Director of Vail Resorts from June 2003 until his appointment as CEO. Katz has served on the Board since 1996 and has been involved with the Company since 1991. In connection with Mr. Katz’s appointment, the Company also announced the departure of Kirsten A. Lynch from her role as CEO of the Company. Ms. Lynch’s departure was a termination without cause under her employment agreement with the Company dated November 1, 2021.
Company Performance Highlights
àOur fiscal 2025 net revenue was $2,964.3 million, an increase of $79.2 million, or 2.7%, compared to fiscal 2024. Net income attributable to Vail Resorts, Inc. was $280.0 million for fiscal 2025, an increase of $48.9 million, or 21.2%, compared to net income attributable to Vail Resorts, Inc. of $231.1 million in fiscal 2024. The increase was primarily due to: (i) a decrease in the impact from the change in fair value of our contingent consideration, (ii) increased Resort Reported EBITDA, (iii) an increase in the gain from the sale of real property, and (iv) an increase in the gain from the disposal of fixed assets. Resort Reported EBITDA was $844.1 million for fiscal 2025, an increase of $19.0 million, or 2.3%, compared to fiscal 2024. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measures, see Appendix A of this proxy statement.
àPass product sales through September 19, 2025 for the upcoming 2025/2026 North American ski season decreased approximately 3% in units and increased approximately 1% in sales dollars compared to the prior year period through September 20, 2024.
àOn July 2, 2025 we completed an offering of $500 million aggregate principal amount of 5.625% Senior Notes due 2030. We used a portion of the proceeds from the offering to repay borrowings under our revolving credit facility incurred to fund off-season liquidity as well as the repurchase of $200 million of our outstanding shares of common stock completed in June 2025. Additionally, we intend to use the remaining portion of the proceeds for the repurchase or repayment of some of our outstanding 0.00% Convertible Senior Notes due 2026 at or prior to their maturity on January 1, 2026.
àWe have continued to demonstrate the stability and strength of our business model and to execute on our long-term business strategies, including through the following:

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•We are on track to achieve the material goals of our two-year resource efficiency transformation plan, which was announced in September 2024. We expect $100 million in annualized cost efficiencies by the end of our 2026 fiscal year. We delivered approximately $37 million of efficiencies in fiscal 2025, which included $10 million of efficiencies that we accelerated from our original fiscal 2026 plan, and expect approximately $75 million to be realized in fiscal 2026, all before one-time costs.
•We plan to complete our calendar year 2025 capital plan of $198 million to $203 million, excluding growth capital investments at Andermatt-Sedrun and Crans-Montana, real estate related capital projects to complete multi-year transformational investments at the key base area portals of Breckenridge Peak 8 and Keystone River Run, and are planning investments to support the development of the West Lionshead area into a fourth base village at Vail Mountain.
•We returned capital to our stockholders through our share repurchase program. For the full fiscal year, we repurchased approximately 1.69 million shares, or 4.5% of shares outstanding as of the beginning of fiscal 2025, at an average price of approximately $163 per share for a total of $270 million.
•We continue to be disciplined stewards of our capital and remain committed to continuous investment in our people; strategic, high-return capital projects; strategic acquisition opportunities; and returning capital to our stockholders through our quarterly dividend and share repurchase program.
Executive Summary of our Compensation Program
Our executive compensation program is designed to align the interests of our executives with those of our stockholders by linking a significant portion of their compensation to the achievement of specific performance goals. The program is intended to reward our executive officers for sustained, high-level performance over the short- and long-term as demonstrated by measurable, company-wide performance metrics and individual contributions that are consistent with our overall growth strategy and achievement of goals. We compensate our executive officers with a combination of cash compensation (in the form of base salary and annual cash incentive compensation) and equity awards, as well as a modest amount of benefits and perquisites. Our compensation program has been structured to enhance our ability to achieve our short- and long-term strategic goals and to retain and motivate our executive officers and senior management to achieve such goals.
Our Executive Compensation Program Emphasizes Pay-for-Performance
The Compensation Committee sets rigorous performance targets that are aligned with our strategic objectives and emphasize pay-for-performance by incentivizing our executive officers to drive superior results and long-term stockholder value. We accomplish this objective in the following ways:
àAnnual Incentive Awards. Our MIP, which provides for the award of annual cash incentive compensation, referred to in this CD&A as a "MIP award," is intended to focus our executive officers on the key corporate financial metrics that we believe drive our best long-term results. The Compensation Committee selected Resort Reported EBITDA (earnings before interest, taxes, depreciation, and amortization, as reported for our Mountain and Lodging segments combined) as the primary performance metric for the MIP. The NEOs’ annual cash incentive fluctuates with our performance and the achievement of our annual goals as established by the Compensation Committee.
àLong-Term Equity Awards. A significant portion of our NEOs’ total annual compensation opportunity is in the form of long-term equity incentive compensation, including stock appreciation rights ("SARs") and RSUs, which generally vest ratably over three years. The value of SARs and RSUs fluctuates with our stock price, and SARs have value only if the share price exceeds the exercise price. Consistent with our pay-for-performance philosophy and to align the interests of our CEO with our stockholders, in connection with his appointment as CEO in May 2025, the Compensation Committee approved approximately 50% of Mr. Katz's equity grants in the form of SARs with an exercise price that was 10% greater than the closing price of our common stock on the grant date ("Premium SARs"), with the remaining 50% in the form of time-based RSUs.

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àHigh Percentage of Compensation is Variable or "At-Risk." A significant percentage of our NEOs’ compensation is tied to performance-based incentives or appreciation in our stock price, and as executive officers attain greater levels of responsibility, the percentage of their total target compensation that is variable or "at-risk" increases. Our commitment to emphasizing variable and "at-risk" compensation is illustrated by the following charts for fiscal 2025:

CEO FISCAL 2025 TOTAL TARGET DIRECT COMPENSATION(1)	OTHER NEO FISCAL 2025 TOTAL TARGET DIRECT COMPENSATION(2)
(1)Reflects fiscal 2025 total target direct compensation approved by the Compensation Committee for the Company's former CEO, Kirsten A. Lynch. Effective May 22, 2025, the Board appointed Robert A. Katz to succeed Ms. Lynch as CEO. Ms. Lynch’s departure was a termination without cause as defined in her employment agreement with the Company dated November 1, 2021. Additional details regarding the CEO transition and each of Mr. Katz's and Ms. Lynch's compensation are provided in this Compensation Discussion and Analysis section.
(2)Reflects fiscal 2025 total target direct NEO compensation approved by the Compensation Committee except for (i) supplemental equity award associated with promotions or new appointments, including the fiscal 2025 supplemental equity award to Mr. Katz as described further in this Compensation Discussion and Analysis section; and (ii) Ms. Lynch’s fiscal 2025 total target direct compensation, as described further above.
Our Executive Compensation Program has been Supported by Our Stockholders
At our annual meeting of stockholders held on December 5, 2024, approximately 98% of the votes cast on the advisory vote to approve executive compensation were in support of the program. This reflected strong stockholder support of our executive compensation program and its emphasis on pay-for-performance. The Compensation Committee considered this support in deciding to maintain our current executive compensation program this year.

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Effective Corporate Governance Reinforces Our Executive Compensation Program
The following features of our executive compensation program are evidence of our commitment to good corporate governance practices:

What We Do	What We Don't Do

✓Annual Advisory Vote to Approve Executive Compensation. We provide our stockholders with an annual opportunity to vote on an advisory basis to approve the compensation paid to our NEOs as disclosed in this proxy statement.
✓Significant Portion of Executive Compensation Is Variable and At-Risk. A significant portion of our NEOs’ compensation is variable and at-risk, tied to defined corporate and individual performance goals or stock price performance. For our current and former CEO (in each case, in their capacity as CEO), fiscal 2025 equity grants were 50% performance-based in the form of the Premium SARs, which have an exercise price that is 10% greater than the closing price of our common stock on the grant date. Our three-year average at-risk compensation is approximately 73.7% of Mr. Katz’s total compensation and approximately 67.3% of our other NEOs’ total compensation.
✓Significant Portion of Executive Compensation Delivered in the Form of Long-Term Equity-Based Incentives. A significant portion of our NEOs’ compensation is composed of long-term equity incentive awards, consisting of SARs and RSUs, which generally vest over three years. In the last three fiscal years, approximately 67.1% of our CEO’s and 59.3% of other NEOs’ total compensation as reported in the Summary Compensation Table, has on average been in the form of long-term equity-based incentives.
✓Market Alignment of Compensation but with Greater Emphasis on At-Risk Compensation. To attract and retain talented executive officers, we align targeted compensation opportunity with comparable levels to our peer group, but we generally make at-risk compensation a more significant component.

✗No Excessive Perquisites. We provide our executive officers with limited perquisites, which are generally limited to a cash allowance for use at our owned and operated properties and which are designed to incentivize our executive officers to visit and use our resorts in order to make informed decisions regarding our business and the guest experience and provide relevant feedback concerning our properties and services.
✗No Tax Gross-Ups on Perquisites, except for Standard Relocation Benefits. We do not pay tax gross-ups on the limited perquisites that our executive officers receive, except in the case of standard relocation benefits available to all similarly situated employees.
✗No Excise Tax Gross-Ups. We do not pay excise tax gross-ups in connection with the change in control arrangements provided to our executive officers.
✗No Automatic Salary Increases or Guaranteed Bonuses. We do not guarantee annual salary increases or bonuses for any NEO and no employment arrangement with any NEO contains such provisions.
✗No "Single Trigger" Automatic Cash Payments, Benefits or Equity Vesting Upon a Change in Control. The change in control arrangements provided to our executive officers require a termination event (including a termination without "cause" or by the executive for "good reason") following a change in control before any cash-based payments or benefits are triggered. Additionally, our CEO’s potential cash severance is two times his base salary plus current year bonus. For equity awards granted in fiscal 2021 and beyond, in the event of a change in control, equity will only have accelerated vesting if an award is not assumed or replaced or in the event of a termination without cause within 12 months of a change in control event.

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What We Do	What We Don't Do

✓Stock Ownership Guidelines. Our executive officers are subject to meaningful stock ownership guidelines, requiring that they hold a significant amount of our common stock, which helps to align their interests with those of our stockholders. Additionally, until the applicable guideline is achieved for an executive, he or she is required to retain at least 75% of the net shares received from vesting of RSUs or exercise of SARs. Unearned performance awards or unexercised stock options do not count toward meeting ownership requirements under our policy. All of our NEOs are in compliance with this policy.
✓Use of Tally Sheets. The Compensation Committee uses tally sheets that provide information as to all compensation that is potentially available to our NEOs when evaluating executive compensation.
✓Annual Risk Assessment. The Compensation Committee, with the assistance of our independent compensation consultant, annually conducts a compensation risk assessment and, for fiscal 2025, determined that the Company’s compensation policies and practices, or components thereof, do not create risks that are reasonably likely to have a material adverse effect on the Company.

✗No Hedging or Pledging. Those subject to our Insider Trading Compliance Program, including our executive officers, and directors, are prohibited from conducting short sales or using derivatives or other instruments designed to hedge against the risk of ownership of our securities or otherwise offset any decrease in the market value of our securities, including put and call options and collar transactions. The Insider Trading Compliance Program also prohibits directors and senior level employees, including our executive officers, from pledging shares of the Company’s stock or holding them in a margin account as collateral for a loan.
✗No Equity Repricing. We expressly prohibit the repricing of underwater SARs without stockholder approval.
✗No Pension Plans or SERPs. We do not provide our executive officers with tax-qualified defined benefit pension plans or supplemental executive retirement plans.

Key Objectives of Our Executive Compensation Program
Our executive compensation program focuses on the following four key objectives:
àEmphasizing Pay-for-Performance. Emphasize pay-for-performance by tying annual and long-term compensation incentives to achievement of specified performance objectives or overall stock performance.
àAttracting, Retaining, and Motivating. Attract, retain, and motivate talented executives who will determine our long-term success. We have structured our executive compensation program to be competitive with compensation paid by comparable companies in the market for executive talent.
àRewarding Contributions and Creating Long-Term Value. We have structured our compensation program to recognize and reward contributions of all employees, including executive officers, in achieving strategic goals and business objectives.
àAligning Executive Officers' Interests with those of Stockholders. Equity-based compensation constitutes a significant portion of our executive officers' overall compensation. We use equity as the primary form for long-term incentive opportunities to motivate and reward executive officers to achieve multi-year strategic goals and deliver sustained long-term value to stockholders. Using equity for long-term incentives creates strong alignment between the interests of executive officers and those of our stockholders.

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Compensation Decision Process
Role of the Compensation Committee
The Compensation Committee is responsible for determining the compensation of our executive officers, including our NEOs. The Compensation Committee establishes the Company's compensation philosophy and objectives; determines the structure, components, and other elements of the executive compensation program; and reviews and approves the compensation of the NEOs. The Compensation Committee structures the executive compensation program to accomplish key compensation program objectives in accordance with the Company's compensation philosophy. In appropriate circumstances, such as when new market data supports a market adjustment, the Compensation Committee, in its sole discretion, considers the recommendations of our CEO in setting executive compensation, including the compensation of the other NEOs. The Compensation Committee, however, makes all final determinations regarding these awards (subject to any matters requiring approval by the Board and/or our stockholders), and no executive officer is involved in the deliberations or the determination with respect to his or her own compensation. The Compensation Committee obtains input from executive officers regarding the annual budget, expected financial results, and related risks. Based on this information, the Compensation Committee establishes performance-based metrics and targets for the cash-based MIP. For each metric, the Compensation Committee sets appropriate threshold and maximum levels of performance designed to motivate achievement without incentivizing excessive risk-taking. The non-management directors’ practice is to meet in an executive session following the Board meeting in September of each year to review and ratify the Compensation Committee’s annual review of the CEO.
Role of Management
Our CEO makes pay recommendations for the executive officers to the Compensation Committee based on market data from peer companies and an assessment of individual performance. The Compensation Committee gives significant weight to the CEO's recommendations in light of the CEO's familiarity with the day-to-day performance of the executive officers and the importance of incentive compensation in driving the execution of managerial initiatives developed and led by the CEO. His recommendations to the Compensation Committee establish appropriate and market-competitive compensation opportunities for our executive officers, consistent with our overall pay philosophy. The Compensation Committee reviews and discusses the recommendations, in conjunction with the Compensation Committee’s independent compensation consultant, in making compensation decisions or recommendations to the full Board. No executive officer participates directly in the final deliberations or determinations regarding his or her own compensation package.
Role of the Independent Compensation Consultant
The Compensation Committee recognizes the value in procuring independent, objective expertise and counsel in connection with fulfilling its duties, and pursuant to its charter, the Compensation Committee has the authority to select and retain independent advisors and counsel to assist it with carrying out its duties and responsibilities. The Compensation Committee retains the services of Aon as its independent compensation consultant. Aon reports directly to the Compensation Committee. The Compensation Committee retains sole authority to hire or terminate Aon, approves its professional fees, determines the nature and scope of its services, and evaluates its performance. Upon request, a representative of Aon attends Compensation Committee meetings and communicates with the Compensation Committee chair between meetings. The Compensation Committee makes all final decisions regarding executive compensation.
Aon’s specific compensation consultation roles include, but are not limited to, the following:
àadvising the Compensation Committee on director and executive compensation trends and regulatory developments;
àdeveloping a peer group of companies used to assess competitive compensation rates;
àproviding a total compensation study for executives and independent non-employee board members against peer companies;
àproviding advice to the Compensation Committee on corporate governance best practices, as well as any other areas of concern or risk;
àserving as a resource to the Compensation Committee chair for meeting agendas and supporting materials in advance of each meeting;
àreviewing and commenting on proxy statement disclosure items, including preparation of the CD&A; and
àadvising the Compensation Committee on management’s pay recommendations.

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The Compensation Committee has assessed the independence of Aon as required by the NYSE listing standards. The Compensation Committee reviewed its relationship with Aon and considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) of the Exchange Act. Based on this review, the Compensation Committee concluded that there are no conflicts of interest raised by the work performed by Aon.
Role of Peer Companies and Competitive Market Data
To achieve our executive compensation objectives, the Compensation Committee periodically analyzes market data and evaluates individual executive performance with a goal of setting compensation at levels comparable with executives in other companies operating in the leisure, travel, gaming, and hospitality industries, which we refer to as our "peer group." We face a somewhat unique challenge in establishing a peer group because few publicly-traded companies participate in more than one of our operating segments. Thus, when evaluating executive compensation, the Compensation Committee includes in our peer group a variety of leisure, travel, gaming, and hospitality companies with whom we may compete for executive talent.
The following criteria were used to assist with peer group development for the fiscal 2025 pay study:
àIndustries: similar to the Company in the leisure, travel, gaming, and hospitality industries;
àCompany size: approximately 0.4 times to 3 times the Company's annual revenues, with a secondary focus on market cap;
àPeers: companies using the Company in their compensation peer group;
àPeers of peers: companies used in the peer groups of potential peer companies; and
àCompetitors: companies that compete with the Company for business and management talent.
When performing its annual executive compensation review, the Compensation Committee has sole authority to engage an independent compensation consultant to assist in obtaining market data and analyzing the competitive nature of our compensation programs. The Compensation Committee engaged Aon to conduct a competitive market study to assist with fiscal 2025 pay decisions. The study included market data from Aon’s proprietary global compensation survey for similar-sized companies, and proxy disclosures for publicly-traded peer companies from the leisure, travel, gaming, and hospitality industries, as approved by the Compensation Committee. Our peer group approved by the Compensation Committee to assist with fiscal 2025 compensation decisions included:

Boyd Gaming Corporation Choice Hotels International Churchill Downs Inc. Hilton Grand Vacations Hyatt Hotels Corporation Marriott Vacations Worldwide Norwegian Cruise Line Holdings Ltd	PENN Entertainment, Inc. Red Rock Resorts Inc. Six Flags Entertainment Corporation* Travel + Leisure Co. United Parks & Resorts Wyndham Hotels & Resorts, Inc. Wynn Resorts Ltd.

*Cedar Fair, L.P. was previously included as part of the peer group and subsequently merged with Six Flags Entertainment Corporation in July 2024.

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At the time of the Compensation Committee’s review, the fiscal 2025 peer group had the following characteristics:

Rank	Market Cap*	Annual Revenue*

75th	$7.378	$5,545

Average	$5,886	$3,759

Median	$4,781	$3,738

25th	$3,328	$1,725

Vail Resorts, Inc.	$8,448	$3.000
*Amounts are in millions.
Royal Caribbean Cruises Ltd. was removed from the peer group effective for fiscal 2025 due to its size and annual revenues increasing beyond the peer group selection parameters. United Parks & Resorts (formerly, SeaWorld Entertainment) was added because of its common use as part of the compensation peer group of our peers, strong brand, comparable annual revenues, use of the same GICS classification as Vail Resorts (Leisure Facilities), use of Vail Resorts as a peer in its compensation peer group, and inclusion as a compensation study peer group by other peer companies.
The Compensation Committee uses competitive compensation data from the annual total compensation study of peer companies and survey data to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business, and individual performance, scope of responsibility, critical needs and skill sets, leadership potential, and succession planning. The Compensation Committee also evaluates the compensation programs of other companies which, while not in the peer set, have similar characteristics of the Company’s business model, complexity, and sophistication. The Compensation Committee determined that the appropriate market reference was within the median range for similar positions at peer companies. Executive officers' total compensation may deviate from the level referenced in order to attract or retain key individuals or reflect their respective skills, experience, or performance.
Consistent with best practices for corporate governance, the Compensation Committee reviews our peer group annually.
Role of Tally Sheets and Company-Specific Factors
In addition to considering market data with respect to executive compensation practices of companies within our peer group, the Compensation Committee considers individual performance, our retention needs, our relative performance, and our own strategic goals. We also conduct an annual review of the aggregate level of our executive compensation program as part of our annual budget review and annual performance review processes, which includes determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers.
The Compensation Committee, in conjunction with data and recommendations provided by our independent compensation consultant in any given year, also annually analyzes tally sheets prepared for each NEO. These tally sheets present the dollar amount of each component of the NEO’s compensation, including current cash compensation (base salary and the MIP award for the applicable fiscal year), perquisites and the value of equity awards previously granted to the NEO as of the applicable fiscal year end, as well as the amounts that would have been payable to the NEO if employment had been terminated under various scenarios as of the end of the most recently completed fiscal year. The Compensation Committee uses these tally sheets, which provide substantially the same information as is provided in the tables included in this proxy statement, together with peer group data, primarily for purposes of analyzing our NEOs’ total compensation and determining whether it is appropriate to adjust the compensation mix for our NEOs on a going-forward basis. In its most recent review of tally sheets, the Compensation Committee determined that total compensation amounts for our NEOs remained consistent with our executive compensation philosophy and objectives.
Determination of Annual CEO Compensation
At its first regularly scheduled meeting of the fiscal year, the Compensation Committee reviews and evaluates CEO performance and determines performance achievement levels, for the prior fiscal year. The Committee also reviews competitive

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compensation data. Following review and discussion of the Company's financial performance at the first regularly scheduled Board meeting of the fiscal year, the Compensation Committee approves the CEO’s annual compensation.
Elements of Compensation
Our executive compensation program consists of the following elements, which are reviewed annually by the Compensation Committee and may be adjusted to align with market standards:

Compensation Element	Objective	Key Features

Base Salary	To attract and retain executives with a proven track record of performance
àBased primarily on the scope of an executive officer’s responsibilities, taking into account individual performance and experience, competitive market compensation for similar positions, as well as seniority of the individual, our ability to replace the individual, the impact the individual’s loss would have on the Company, and other factors deemed to be relevant by the Compensation Committee.
àNo guaranteed increases to base salary.

Annual MIP Award	To motivate achievement of annual financial, operational, and strategic goals and achievement of individual annual performance objectives
àFor each fiscal year, Company performance drives the overall funding of the MIP. Additionally, individual MIP payments are subject to an individual performance modifier for all NEOs, except for the CEO, whose award is designed to be based solely on the funded amount of target MIP determined by Company performance because, unlike other NEOs, the CEO is responsible for all aspects of Company performance.
àFor fiscal 2025, the Company’s current CEO, Mr. Katz, was not eligible for an MIP award when serving as Executive Chairperson and did not participate in the fiscal 2025 MIP following his appointment as CEO. Mr. Katz will be eligible to participate in the Company's fiscal 2026 MIP. In connection with her termination without cause as CEO and in accordance with her severance agreement, the Company’s prior CEO, Ms. Lynch, received a prorated portion of her MIP award for fiscal 2025.
àMIP awards are paid in cash only.

Equity Incentive Awards	To motivate and reward executive officers to achieve multi-year strategic goals, align interests with stockholders, and to deliver sustained long-term value to stockholders, as well as to attract and retain executive officers
àEquity awards are granted under our stockholder-approved 2024 Plan.
àFor fiscal 2025, we granted time-based vesting RSUs and SARs to provide compensation that aligns with our stockholders' long-term interests. Value in both instruments fluctuates with our stock price, and SARs only have value if the stock price exceeds the exercise price.
àSARs are granted with an exercise price of no less than the closing price of our common stock on the grant date. For the CEOs in fiscal 2025, we granted Premium SARs with the exercise price set 10% higher than the closing price of our common stock on the grant date. Stockholders realize a 10% return before the individual who holds Premium SARs may recognize the gains on them.

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Compensation Element	Objective	Key Features

Limited Perquisites	To incentivize executives to use the Company’s services in order to help them in their performance by allowing them to evaluate our resorts and services based upon firsthand knowledge
àIncludes our Perquisite Fund Program, under which certain of our senior management receive an annual allowance, based on executive level, to be used at the Company’s owned or operated resorts. Executives may draw against the account to pay for services or goods at the market rate for the applicable resort or services. Amounts used by executives are taxed as ordinary income, like other compensation. Unused funds at the end of each fiscal year are forfeited.
àAll Company employees and their dependents enjoy skiing privileges, including our executives.

2025 Compensation Decisions
Former CEO. The Compensation Committee approved the following fiscal 2025 compensation program for Ms. Lynch:
àAnnual base salary of $1,124,554;
àAnnual MIP target equal to 100% of her base salary, subject to the terms and conditions of the Company’s MIP;
àAnnual equity target of approximately $5,060,494 composed of 50% RSUs and 50% Premium SARs at a 10% premium to market, which vest in three equal installments beginning on the first anniversary of the grant date; and
àParticipation in the Perquisite Fund Program with an annual allowance of $80,000 per year to be used at the Company’s owned or operated resorts.
Current CEO. For fiscal 2025, the Compensation Committee approved the following compensation elements for Mr. Katz, in connection with his role as Executive Chairperson:
àAnnual base salary of $1,124,554; and
àAnnual equity target of approximately $1,124,554 composed of 50% RSUs and 50% SARs, each of which vest in three equal installments beginning on the first anniversary of the grant date.
Subsequently, on June 4, 2025, the Compensation Committee approved a supplemental equity award in connection with Mr. Katz’s appointment as CEO. The supplemental equity award had a total grant date value of $1,686,831, and was composed of 50% RSUs and 50% Premium SARs at a 10% premium to market, which vest in three equal installments beginning on the first anniversary of the grant date. Apart from this supplemental equity award, Mr. Katz’s compensation for the remainder of fiscal 2025 following his appointment as CEO otherwise remained consistent with his compensation as Executive Chairperson. The terms of Mr. Katz's compensation as CEO for fiscal 2026 were determined and approved in September 2025 and are further described in the Subsequent Material Compensation Arrangements section below. Mr. Katz was not eligible to participate in the Company’s fiscal 2025 MIP as Executive Chairperson and did not participate as CEO. However, Mr. Katz will be eligible to participate in the Company's fiscal 2026 MIP.
Base Salary. The Compensation Committee generally reviews and adjusts base salaries annually at its September meeting, with new salaries effective as of the following pay period.

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Fiscal 2025 approved salaries reflect a recognition of individual performance, a thorough review of competitive market data from the Aon executive compensation study, and the overall growth and results of the Company in fiscal 2025.

Name	Fiscal 2024 Approved Base Salary ($)	Fiscal 2025 Approved Base Salary ($)	% Change Approved Base Salary (%)

Robert A. Katz(1)	1,091,800	1,124,554	3.0
Kirsten A. Lynch(2)	1,091,800	1,124,554	3.0
Angela A. Korch	590,000	607,700	3.0
Julie A. DeCecco(3)	470,000	564,000	20.0
Lynanne Kunkel	545,900	567,736	4.0
William C. Rock	515,000	560,320	8.8
(1)Mr. Katz's fiscal 2025 base salary remained unchanged upon transitioning from the role of Executive Chairperson to Chairperson of the Board and CEO. In connection with his appointment as CEO in fiscal 2025, he received a supplemental equity award with a total grant date value of $1,686,831. The terms of Mr. Katz's compensation as CEO for fiscal 2026 were determined and approved in September 2025 and are further described in the Subsequent Material Compensation Arrangements section below.
(2)Ms. Lynch's fiscal 2025 salary reflects her approved full year base salary.
(3)In connection with the expansion of Ms. DeCecco's Executive Vice President, General Counsel and Chief Public Affairs Officer role in October 2024, the Compensation Committee reviewed relevant market and benchmarking data and approved an increase to her salary. Her fiscal 2025 approved base salary reflects this annualized increase.

Annual MIP Awards. Certain of our NEOs were eligible to receive an annual MIP award for fiscal 2025 based upon the Company’s performance and, for all NEOs other than Mr. Katz and Ms. Lynch, the NEO’s individual performance during fiscal 2025. While Executive Chairperson, Mr. Katz was not eligible to participate in the MIP and while CEO in fiscal 2025, Mr. Katz did not participate in the MIP.
Annual Funding of the MIP. The Compensation Committee has established Resort Reported EBITDA as the primary performance measure to determine MIP funding. The Compensation Committee bases the Resort Reported EBITDA target for the MIP on the target set by our Board annually when approving the Company’s financial budget. In setting the performance measures and goals, the Compensation Committee considers our past performance, broader economic trends that may impact us in the upcoming year, and our historical performance against MIP targets.
Resort Reported EBITDA is defined as segment net revenue less segment operating expenses, plus segment equity investment income or loss, for the combination of the Mountain and Lodging segments. The Mountain segment includes the operations of the Company’s mountain resorts/ski areas and related ancillary activities. The Lodging segment includes the operations of the Company’s owned hotels, RockResorts, National Park Service concessioner properties, condominium management, Colorado resort ground transportation operations and mountain resort golf operations. Please see pages 43, 44, and 53 of our Annual Report on Form 10-K filed on September 29, 2025 for information regarding our use of the non-GAAP financial measures discussed in this CD&A. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measures, see Appendix A of this proxy statement.
Resort Reported EBITDA Target. For fiscal 2025, the Resort Reported EBITDA target was set at $866 million, including one-time costs related to our two-year resource efficiency transformation plan and including acquisition and integration related expenses specific to Crans-Montana Mountain Resort, which was based upon our approved budget for fiscal 2025. This Resort Reported EBITDA target reflects an expected level of growth that outpaces average inflation. As compared to fiscal 2024, fiscal 2025 guidance included the assumed benefit of a return to normal weather conditions after the challenging conditions in fiscal 2024, more than offset by a return to normal operating costs and the impact of the continued industry normalization, which impacted demand. Additionally, the guidance reflected the negative impact from the record low snowfall and related shortened season in Australia in the first quarter of fiscal 2025. After considering these items, we expected Resort Reported EBITDA to grow from price increases and ancillary spending, the resource efficiency transformation plan, and the addition of Crans-Montana for the full year. This target excludes (i) the impact of any exercises of SARs by the individual serving as CEO or Executive Chairperson during the fiscal year, (ii) the impact of any currency fluctuations on the Company’s results, and (iii) the impact on Resort Reported EBITDA of CEO transition costs, specifically, one-time costs, such as severance, acceleration of stock, compensation expense, and legal costs. The Compensation Committee established the performance measure at the beginning of the fiscal year

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with the expectation that the target level of performance of these goals would require significant effort and substantial progress toward our strategic plan goals to be achieved in light of the business environment at that time.
MIP Funding for Resort Reported EBITDA
The following table summarizes the funding opportunity from threshold to maximum performance.

Percentage of Target Performance Achieved (%)	Percentage of Annual Target Funding Level Available under the MIP (%)	Fiscal 2025 Resort Reported EBITDA Value ($)

Less than 80%	0%	Less than $692.8 million
80%	15%	$692.8 million
90%	25%	$779.4 million
95%	50%	$822.7 million
100%	100%	$866.0 million
110%	175%	$952.6 million
120% or greater	200%	$1,039.2 million or greater
In the event our Resort Reported EBITDA for any fiscal year exceeds the specified threshold level, then the MIP is funded at the appropriate level and each NEO is eligible to receive an MIP award. For achievement between annual target funding level percentages, the payout is determined by linear interpolation. The MIP funded amount is calculated as follows:

Target Annual MIP Award*	X	Percentage of Annual Target Funding Level	=	Funded Amount
*Based on the calculations described below.
Target Annual MIP Awards. The NEOs’ target MIP awards as a percentage of their base salaries were determined based on a combination of market data from comparable companies for each NEOs' role and the role’s ability to influence our performance. Target annual MIP awards are calculated as follows:

Base Salary	X	Target Annual MIP Award as a Percentage of Base Salary	=	Target Annual MIP Award
The following table sets forth the target annual MIP awards as a percentage of base salary approved by the Compensation Committee at the start of the fiscal year for each of fiscal 2024 and 2025, and the percentage change in the target from fiscal 2024 to 2025. For fiscal 2025, except as noted below, each NEO was eligible for an annual MIP award based on a percentage of annual base salary.

Name	2024 Target Annual MIP Award as Percentage of Base Salary (%)	2025 Target Annual MIP Award as Percentage of Base Salary (%)	% Change (%)

Robert A. Katz(1)	—	—	—
Kirsten A. Lynch(2)	100%	100%	—
Angela A. Korch	75%	75%	—
Julie A. DeCecco	50%	50%	—
Lynanne Kunkel(3)	50%	75%	50%
William C. Rock	75%	75%	—

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(1)While Executive Chairperson, Mr. Katz was not eligible for an MIP award. Following his appointment as CEO, Mr. Katz did not participate in the Company's fiscal 2025 MIP and did not receive an award. However, in connection with his continued service as the Company's CEO in fiscal 2026, Mr. Katz will be eligible for an MIP award.
(2)Effective May 22, 2025, Ms. Lynch no longer served as CEO. In accordance with her severance agreement, Ms. Lynch received a prorated portion of her fiscal 2025 MIP award.
(3)Ms. Kunkel’s Target Annual MIP Award increased from 50% in fiscal 2024 to 75% in fiscal 2025 as a result of her promotion that expanded the functional scope of her role to include oversight of the Company’s Transformation Office and resource efficiency transformation plan.
The table below sets forth the threshold, target, and maximum awards payable under the MIP for each eligible NEO in fiscal 2025.

Name	Threshold(1) ($)	Target ($)	Maximum ($)

Robert A. Katz(2)	—	—	—
Kirsten A. Lynch(3)	—	1,124,554	2,249,108
Angela A. Korch	—	455,775	1,185,015
Julie A. DeCecco	—	282,000	733,200
Lynanne Kunkel	—	425,802	1,107,085
William C. Rock	—	420,240	1,092,624
(1)The Company-wide performance measure of Resort Reported EBITDA must reach a minimum threshold of 80% for any payout under the MIP to be considered. Upon achievement of exactly 80% of the Resort Reported EBITDA target, the plan will be funded at a minimum level of 15% of the target payout. If performance falls below the 80% threshold, no funding will be provided under the MIP.
(2)While Executive Chairperson, Mr. Katz was not eligible for an MIP award in fiscal 2024 or fiscal 2025. Following his appointment as CEO, Mr. Katz did not participate in the Company's fiscal 2025 MIP and did not receive an award. However, upon continued service as the Company's CEO in fiscal 2026, Mr. Katz will be eligible for an MIP award.
(3)Effective May 22, 2025, Ms. Lynch no longer served as CEO. In accordance with her severance agreement, Ms. Lynch received a prorated portion of her fiscal 2025 MIP award. Amount is inclusive of pro-rated awards pursuant to her employment agreement and her strategic advisory agreement.
Individual MIP Award Determination. Once funding was established for fiscal 2025, the actual MIP award paid to each of Mses. Korch, DeCecco, and Kunkel, and Mr. Rock was determined by both the funded amount from the Company-wide measure of Resort Reported EBITDA and by individual performance achievements against their individual performance objectives. Our Compensation Committee views it appropriate for CEO MIP awards to be based solely on the funded amount of target MIP determined by Company performance because, unlike other NEOs, the CEO is responsible for all aspects of Company performance. This overall MIP structure reflects our objective to incentivize individual performance, while at the same time requiring that overall Company performance standards are met before MIP funding can occur. Mr. Katz did not participate in the Company's fiscal 2025 MIP.
Achievement of individual performance objectives can result in the NEO receiving an MIP award equal to 0%, 50%, 100%, 120%, or 130% of the funded amount (i.e., the amount achieved based on Company performance) (subject to availability of funds under the MIP) and subject to further adjustments at the discretion of the Compensation Committee. Individual performance objectives vary depending upon our strategic plan and each NEO’s individual responsibilities are established at the beginning of each fiscal year, with the expectation in fiscal 2025 that the target level of performance of these objectives would require significant effort and substantial progress toward the goals of our strategic plan to be achieved in light of the current business environment. As a result, the Committee believed that there was a moderate likelihood that each NEO would satisfy his or her respective performance objectives in fiscal 2025. The maximum payout opportunity for individual plan participants other than the CEO is 260% of target (assumes maximum Resort Reported EBITDA funding of 200% and maximum individual performance funding at 130%).
Individual MIP awards are calculated as follows:

Funded Amount*	X	Individual Performance Modifier	=	Individual MIP Award Amount
*Based on the calculations above.

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Example. An executive whose MIP award funding is 100% based on Resort Reported EBITDA, earning $300,000 annually with a target MIP award of 50% of base salary, would have an available MIP award funding of $150,000 ("Target Funding Amount") for 100% achievement of Resort Reported EBITDA (100% funding based on Resort Reported EBITDA achievement times 50% salary target). If Company performance resulted in Resort Reported EBITDA achievement of 90%, the MIP award funding would be equal to 25% of the Target Funding Amount (as set forth in the table above), or $37,500 ("Funded Amount"). However, because the executive’s total MIP award is also subject to the achievement of individual performance objectives, an executive’s total MIP award is equal to an individual performance modifier of 0%, 50%, 100%, 120%, or 130% of the Funded Amount based on individual performance (subject to availability of funds under the MIP). Accordingly, if the executive achieved 120% of individual performance, the ultimate MIP award payout would be $45,000 (Funded Amount of $37,500 multiplied by 120% for individual performance).
Fiscal 2025 Results. In fiscal 2025, we met 99.20% of the Resort Reported EBITDA target, which resulted in a funding level at 92.00% of the target funding level for that component of the funding calculation. Based upon these results and individual performance, and noting that individual performance achievement was 100% for each NEO's respective Funded Amount, the Compensation Committee determined the final MIP award amounts as follows for each participating NEO (which is equal to 92.00% of target for each eligible individual):

Name	2025 Base Salary ($)	2025 Target Annual MIP Award as Percentage of Base Salary (%)	2025 Target Annual Award MIP Payout ($) (a)	2025 Resort Reported EBITDA MIP Award Funding (%) (b)	2025 Individual Performance Modifier (%) (c)	2025 MIP Award ($) (a * b * c)

Robert A. Katz(1)	1,124,554	—	—	92.00	n/a(3)	—
Kirsten A. Lynch(2)	1,124,554	100	1,124,554	92.00	n/a(3)	1,034,590
Angela A. Korch	607,700	75	455,775	92.00	100	419,313
Julie A. DeCecco	564,000	50	282,000	92.00	100	259,440
Lynanne Kunkel	567,736	75	425,802	92.00	100	391,738
William C. Rock	560,320	75	420,240	92.00	100	386,621
(1)While Executive Chairperson, Mr. Katz was not eligible for an MIP award in fiscal 2024 or fiscal 2025. Following his appointment as CEO, Mr. Katz did not participate in the Company's fiscal 2025 MIP and did not receive an award. However, upon continued service as the Company's CEO in fiscal 2026, Mr. Katz will be eligible for an MIP award.
(2)Effective May 22, 2025, Ms. Lynch no longer served as CEO. In accordance with her severance agreement, Ms. Lynch received a prorated portion of her fiscal 2025 MIP award. Amount is inclusive of pro-rated awards pursuant to her employment agreement and her strategic advisory agreement.
(3)CEO awards do not include an individual performance component because, unlike other NEOs, they are responsible for all aspects of Company performance.
Long-Term Equity Incentives
Our long-term equity incentive award program is designed to promote long-term Company performance and align each executive’s interests with stockholder interests, to reward the achievement of long-term goals, and to promote stability and corporate loyalty among our executives. The Compensation Committee bases awards of long-term equity compensation on a number of factors, including competitive market practices as determined by our peer group analysis, the peer company and market information provided by our independent compensation consultant, the amount of cash compensation that is currently paid to each NEO, each NEO’s level of responsibility, our retention objectives, and our pay-for-performance philosophy. In general, the Compensation Committee makes long-term equity award determinations for executive officers in September of each year and typically consults with the CEO in determining the size of grants to each other NEO, although the Compensation Committee makes all final determinations. The non-management directors’ practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee’s annual review of the CEO. In fiscal 2025, the Compensation Committee granted long-term equity incentive awards under the stockholder-approved 2024 Plan.
For fiscal 2025, the Compensation Committee awarded each NEO an equity value based on the above factors as well as individual achievements and performance. To further promote alignment with long-term performance and retention, the RSUs and SARs granted in fiscal 2025 vest in equal annual installments over a three-year period commencing on the first anniversary

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date of the grant. As the awards are inherently tied to the value of our common stock, we consider a vesting schedule based upon continued service appropriate to meet the desire for both retention and variable, at-risk pay.
The Compensation Committee has structured the mix of long-term and short-term equity awards and the relative weight assigned to each type to motivate performance against long-term targets, to promote stock price appreciation over the long term, and to encourage ownership and retention while aligning executive officers’ interests with those of our stockholders. The RSUs are complementary to the SARs because they have upside potential, but deliver some value even during periods of market or stock price underperformance, providing a retention incentive and reinforcing an ownership culture and commitment to the Company.
The table below shows the number and grant date fair value of the equity awards granted to our NEOs in fiscal 2025.

Name	RSU Value ($)	RSUs Granted(1) (#)	SAR Value ($)	SARs Granted (#)

Robert A. Katz(2)	1,405,693	9,589	1,405,693	37,792
Kirsten A. Lynch(3)	2,530,247	15,506	2,530,247	64,268
Angela A. Korch	755,763	4,631	755,763	17,079
Julie A. DeCecco(4)	334,000	2,076	334,000	7,642
Lynanne Kunkel	652,896	4,001	652,896	14,754
William C. Rock	560,320	3,433	560,320	12,662
(1)The grant-date fair value of RSUs is determined based on the Company's closing market stock price on the date of grant, reduced by the present value of estimated dividends to be paid on the underlying shares that will not be paid on such RSUs during the requisite service period, discounted at the appropriate risk-free interest rate.
(2)Inclusive of his supplemental equity award in connection with Mr. Katz's appointment to the CEO role with a total grant date value of $1,686,831, consisting of 50% RSUs (6,144 restricted share units) and 50% Premium SARs (25,086 Premium SARs with an exercise price of $169.64, which is 10% greater than the closing price of our common stock on the grant date), which will vest in three equal installments beginning on the first anniversary of the grant date.
(3)Effective May 22, 2025, Ms. Lynch no longer served as CEO. Pursuant to her severance agreement, all her unvested equity awards fully vested upon her termination without cause, as described under the heading "Potential Payments Upon Termination or Change of Control."
(4)Inclusive of Ms. DeCecco's supplemental equity award in connection with the expansion of her Executive Vice President, General Counsel and Chief Public Affairs Officer role with a total grant date value of $94,290, consisting of 50% RSUs (318 restricted share units) and 50% SARs (1,160 SARs), which will vest in three equal installments beginning on the first anniversary of the grant date.

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Other Executive Compensation Policies and Practices
Perquisites and Other Benefits
We provide the NEOs with certain health and welfare benefits, relocation program benefits, and a tax-qualified 401(k) plan in the same manner that such benefits have been made available to other salaried employees of the Company. We also pay premiums for supplemental life insurance and disability insurance on behalf of our NEOs that are consistent with those provided to similarly situated executives at other companies.
Under our Executive Perquisite Fund Program, we offer the NEOs a specified allowance at our owned and operated properties to incentivize our executive officers to visit and use our resorts in order to make informed decisions regarding our business and the guest experience and provide relevant feedback concerning our properties and services. Executives may draw against the cash allowance to pay for services or goods at the market rate, such as towards lodging, ski school privileges, and discretionary spending on services or goods at our properties for personal use. Amounts of the fund used by the NEO are taxed as ordinary income, like other compensation, and are not subject to tax gross up. In addition, the Company also provided each NEO with access to one or more of our private clubs through our quality assessment program, for which the Company incurs no incremental costs.
Although the value of any perquisites provided to any of the NEOs is a limited portion of any officer’s compensation, the Compensation Committee monitors perquisites in the tally sheets for both appropriateness and effectiveness each year.
Clawback Policy
Our clawback policy requires the Company to seek to recoup incentive-based compensation that was paid to executive officers based on financial statements that were subsequently restated due to material noncompliance with financial reporting requirements. Regardless of whether the executive officer contributed to the cause of the noncompliance, our Board will review all MIP awards and equity awards earned by the executive officers during the three-year period prior to the restatement on the basis of having met or exceeded specific performance targets. If such payments would have been lower (or not occurred) had they been calculated based on such restated results, our Board will seek to recoup the amounts received in excess of the amount that would have been paid based on the restated results. The policy is designed to ensure accountability and to reinforce our commitment to ethical conduct and financial integrity. It covers both cash and equity-based incentives and applies to current and former executives. The Compensation Committee has the authority to determine the amount of compensation to be recovered and the method of recovery.
The Company reviews its clawback policy periodically to ensure compliance with applicable law, NYSE listing standards, and corporate governance best practices. The foregoing summary of the clawback policy does not purport to be complete and is qualified in its entirety by reference to the full text of the clawback policy attached as Exhibit 97.1 to the Company's Annual Report on Form 10-K filed on September 29, 2025.
Insider Trading Policy; Prohibition on Hedging and Pledging
We have adopted the Vail Resorts Inc. Insider Trading Compliance Program (the "Insider Trading Policy"), which governs the purchase, sale, and other disposition of our securities by all of our directors, officers, and employees, as well as their family members and other persons who live with them, and any corporations, limited liability companies, partnerships, trusts, or other entities over which they exert influence or control. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as the rules and regulations of the NYSE. It prohibits those who are subject to the policy from trading securities of any company, including the Company, while in possession of material non-public information, and from buying, selling, or gifting Company securities even if not in possession of such information during certain trading blackout periods, subject to limited exceptions. It also prohibits those who are subject to the policy from effecting short sales of Company securities and from engaging in hedging transactions and purchasing or selling derivative securities, such as puts and calls, relating to Company securities. The Insider Trading Policy also imposes additional trading restrictions applicable to our directors, executive officers, and Insiders (as defined therein). The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19.1 to the Company's Annual Report on Form 10-K filed on September 29, 2025.

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Stock Ownership Guidelines for Executives
Consistent with our objective of encouraging executive stock ownership to create long-term stockholder value by aligning the interests of our executives with our stockholders, the Company has adopted executive stock ownership guidelines. Under the guidelines, our executive officers are expected to acquire and hold shares of our common stock equal to multiples of their base salaries as follows:

Title	Multiple of Base Salary

Executive Chairperson*	6x
Chief Executive Officer	6x
Chief Financial Officer	3x
Presidents	3x
Executive Vice Presidents	2x
*Executive Chairperson is inclusive of an executive of the Company serving as Chairperson of the Board.
Until an executive achieves the required level of ownership, he or she is required to retain at least 75% of the net shares received as a result of the vesting of RSUs or restricted stock or the exercise of SARs. Net shares are those that remain after shares are netted to pay any applicable exercise price and/or tax withholdings. Shares of common stock, stock owned in a directed retirement plan or IRA, and the intrinsic value of vested equity grants count as stock ownership for purposes of these guidelines. Unearned performance awards or unexercised stock options do not count toward meeting ownership requirements under our policy.
Subsequent Material Compensation Arrangements
On September 26, 2025 (the "Effective Date"), the Company entered into an Executive Employment Agreement (the "Employment Agreement") with Mr. Katz, which governs his compensation and the other terms of his employment as CEO of the Company. The Employment Agreement has an initial term of three years from the Effective Date, unless earlier terminated, and provides for automatic successive one-year renewals if neither party provides notice of non-renewal to the other. Mr. Katz's initial base salary set forth in the Employment Agreement is $1,000,000, and his annual incentive target cash bonus is equal to 100% of his base salary. In addition, Mr. Katz is entitled under the Employment Agreement to receive a target annual long-term incentive equity grant in the amount of approximately $3,000,000, composed of 50% RSUs and 50% Premium SARs, which vest in three equal installments beginning on the first anniversary of the grant date, subject to approval by the Compensation Committee and further subject to Mr. Katz’s continued employment through the date of any such grant. Mr. Katz will receive other benefits and perquisites on the same terms afforded to senior executives generally, including customary health, disability and insurance benefits, and participation in the Company’s Executive Perquisite Fund Program.
The Employment Agreement provides that upon (i) the Company’s notice of non-renewal or termination of Mr. Katz without cause or (ii) Mr. Katz’s resignation for good reason, Mr. Katz is entitled to receive certain benefits so long as he has executed a release of claims in connection with his termination, composed of: (a) two years of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company’s fiscal year through the effective date of the termination or non-renewal, (c) one year’s COBRA premiums for continuation of health and dental coverage, payable in a lump sum, and (d) if such termination is in connection with a change in control, an amount equal to the cash bonus paid to Mr. Katz in the prior year. Mr. Katz also receives full vesting of any RSUs, SARs, or other equity awards then held by Mr. Katz.
The Employment Agreement contains customary provisions for non-competition and non-solicitation of the Company’s managerial employees that become effective as of the date of Mr. Katz’s termination of employment and that continue for two years thereafter. Mr. Katz is also subject to a perpetual covenant to maintain confidentiality of the Company’s confidential information.
The description above is a summary of the material terms of the Employment Agreement and is qualified in its entirety by the complete text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K/A filed on September 29, 2025.

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Accounting for Stock-Based Compensation
The Compensation Committee considers accounting implications in designing our executive compensation program, such as ASC Topic 718, the standard which governs the accounting treatment of stock-based compensation awards. ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board based on the grant date "fair value" of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended July 31, 2025.
Compensation Committee
Nadia N. Rawlinson, Chair
Susan L. Decker
Iris Knobloch
Michele Romanow
Hilary Schneider

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Summary Compensation Table for Fiscal 2025
The following table summarizes the total compensation paid or earned by the NEOs for each of the last three fiscal years during which the officer was a NEO:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option/Share Appreciation Right Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Robert A. Katz Chairperson of the Board and Chief Executive Officer	2025	1,123,588	—	1,405,693	1,405,693	—	17,256	3,952,230
	2024	1,086,908	—	545,766	545,895	—	23,501	2,202,070
	2023	1,050,769	—	529,894	529,965	—	23,051	2,133,679
Kirsten A. Lynch Former Chief Executive Officer	2025	1,123,588	—	2,530,247	2,530,247	862,158	2,450,586	9,496,826
	2024	1,086,908	—	2,456,356	2,456,542	259,193	29,587	6,288,586
	2023	1,050,769	—	2,384,820	2,384,996	331,250	43,467	6,195,302
Angela A. Korch Executive Vice President and Chief Financial Officer	2025	607,178	—	755,763	755,763	419,313	25,988	2,564,005
	2024	583,846	—	733,552	733,741	105,050	27,007	2,183,196
	2023	323,654	—	647,366	347,561	86,367	22,099	1,427,047
Julie A. DeCecco(6) Executive Vice President, General Counsel and Chief Public Affairs Officer	2025	549,177	—	334,000	334,000	259,440	18,090	1,494,707
Lynanne Kunkel(6) Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer	2025	566,392	—	652,896	652,896	391,738	42,676	2,306,598
William C. Rock(6) President - Mountain Division	2025	555,154	—	560,320	560,320	386,621	18,593	2,081,008
	2024	512,692	—	514,878	514,988	91,696	18,593	1,652,847
(1)Amounts shown reflect salary earned during the fiscal year, which differ from base salary rates in that year based in part on the timing of previous year annual adjustments, mid-year promotions, each executive's service period, and other adjustments in any given year. The amount for Ms. Lynch reflects her salary in connection with her service as CEO and a strategic advisor.
(2)Awards consist of RSUs. The amounts represent the aggregate grant date fair value of RSUs granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not represent cash payments made to individuals, amounts realized, or amounts that may be realized. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for fiscal 2025, which are included in our Annual Report.
(3)Awards consist of SARs. The amounts represent the aggregate grant date fair value of SARs granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and do not represent cash payments made to individuals, amounts realized, or amounts that may be realized. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for fiscal 2025, which are included in our Annual Report.
(4)In September 2025, pursuant to the MIP, as more fully described in the CD&A and based upon the attainment of performance targets previously established by the Compensation Committee under the MIP, the Compensation Committee approved fiscal 2025 MIP awards for the NEOs other than Mr. Katz. Ms. Lynch's payment was in accordance with her severance agreement. Such amounts were paid in October 2025.

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(5)All other compensation for fiscal 2025 includes the following:

Name	Company Contributions Under 401(k) Savings Plan ($)(a)	Company-paid Supplemental Life Insurance Premiums ($)(b)	Company-paid Supplemental Disability Insurance Premiums ($)(c)	Company-paid Lodging, Ski School Privileges and Discretionary Spending on Goods and Services ($)(d)	Severance Payments and Post-Termination Benefits(e)	Total ($)

Robert A. Katz	10,500	900	5,856	—	—	17,256
Kirsten A. Lynch	10,500	900	5,533	12,113	2,421,540	2,450,586
Angela A. Korch	10,638	900	4,220	10,230	—	25,988
Julie A. DeCecco	12,083	900	5,107	—	—	18,090
Lynanne Kunkel	10,589	900	5,695	25,492	—	42,676
William C. Rock	10,730	900	6,963	—	—	18,593
(a)Consists of Company contributions to the NEO’s accounts in the Company’s tax-qualified 401(k) plan.
(b)Consists of premiums paid on behalf of the NEO for supplemental life insurance.
(c)Consists of premiums paid on behalf of the NEO for supplemental disability insurance.
(d)In fiscal 2025, our NEOs were eligible to participate in our Executive Perquisite Fund Program, under which certain of the Company’s officers receive an annual allowance based on officer level to be used at the Company’s resorts. For fiscal 2025, annual allowances for NEOs were as follows: CEO and Chairperson —$80,000; Chief Financial Officer and President – Mountain Division—$50,000; Executive Vice President (excluding the Chief Financial Officer) —$40,000; and Senior Vice Presidents—$30,000. Executives may draw against the account to pay for services or goods at the market rate. Amounts of the fund used by the NEO are taxed as ordinary income, like other compensation. The amounts reported include the amounts used by the NEO towards lodging, ski school privileges, and discretionary spending on services or goods at our properties for personal use. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any NEO for whom such amounts were less than $10,000 in the aggregate for the fiscal year. In fiscal 2025, the Company also provided each NEO with access to one or more of our private clubs through our quality assessment program, for which the Company incurred no incremental costs. NEOs are responsible for the payment of their individual, non-business related expenditures incurred at such clubs, although these expenses would qualify for reimbursement under the Company’s Executive Perquisite Fund Program if within the NEO’s allowance under that program.
(e)In accordance with her severance agreement dated May 26, 2025, Ms. Lynch received a one-time lump-sum payment of $2,249,108, which is the equivalent to two years base salary as well as post-termination benefits from her role as a strategic advisor to the Company through September 26, 2025, which includes a prorated portion of her bonus of $172,432.
(6)Each of Mses. DeCecco and Kunkel were not NEOs for fiscal 2023 and 2024. Mr. Rock was not an NEO for fiscal 2023.

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Grants of Plan-Based Awards in Fiscal 2025
The following table shows certain information regarding grants of plan-based awards to the NEOs during fiscal 2025:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)(6)	All Other Option/SAR Awards: Number of Securities Underlying Options/ SARs (#)(7)	Exercise or Base Price of Option/ SAR Awards ($/Sh)	Grant Date Fair Value of Stock and Option Name Awards ($)(8)
Name	Grant Date(1)	Approval Date	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)

Robert A. Katz	9/27/2024	9/25/2024	—	—	—	3,445	—	n/a	562,277
	9/27/2024	9/25/2024	—	—	—	—	12,706	180.61	562,277
	6/4/2025	6/4/2025	—	—	—	6,144	—	n/a	843,416
	6/4/2025	6/4/2025	—	—	—	—	25,086	169.64	843,416
Kirsten A. Lynch			—	1,124,554	2,249,108	—	—	—	—
	9/27/2024	9/25/2024	—	—	—	15,506	—	n/a	2,530,247
	9/27/2024	9/25/2024	—	—	—	—	64,268	198.67	2,530,247
Angela A. Korch			—	455,775	1,185,015	—	—	—	—
	9/27/2024	9/25/2024	—	—	—	4,631	—	n/a	755,763
	9/27/2024	9/25/2024	—	—	—	—	17,079	180.61	755,763
Julie A. DeCecco			—	282,000	733,200	—	—	—	—
	9/27/2024	9/25/2024	—	—	—	1,758	—	n/a	286,855
	9/27/2024	9/25/2024	—	—	—	—	6,482	180.61	286,855
	11/1/2024	10/8/2024	—	—	—	318	—	n/a	47,145
	11/1/2024	10/8/2024	—	—	—	—	1,160	165.79	47,145
Lynanne Kunkel			—	425,802	1,107,085	—	—	—	—
	9/27/2024	9/25/2024	—	—	—	4,001	—	n/a	652,896
	9/27/2024	9/25/2024	—	—	—	—	14,754	180.61	652,896
William C. Rock			—	420,240	1,092,624	—	—	—	—
	9/27/2024	9/25/2024	—	—	—	3,433	—	n/a	560,320
	9/27/2024	9/25/2024	—	—	—	—	12,662	180.61	560,320
(1)With respect to annual equity awards, such awards were approved by the Compensation Committee of the Board on September 25, 2024, with a grant date of September 27, 2024, which is the first business day after the public release of earnings for the previous fiscal year.
(2)The estimated possible payouts are based on the parameters applicable to each NEO at the time the Compensation Committee established the relevant performance goals in writing at the beginning of fiscal 2025, as more fully described in the CD&A section of this proxy statement. The actual earned and subsequently paid amounts are reported in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column. Mr. Katz was not eligible to receive an MIP award in fiscal 2025.
(3)The Threshold amount is based on no achievement of Resort Reported EBITDA targets for fiscal 2025 under the MIP. The Company-wide performance measure of Resort Reported EBITDA must reach a minimum threshold of 80% for any payout under the MIP to be considered. Upon achievement of exactly 80% of the Resort Reported EBITDA target, the plan will be funded at a minimum level of 15% of the target payout. If performance falls below the 80% threshold, no funding will be provided under the MIP.
(4)The Target amount is based on the MIP’s target funding level of 100% upon achievement by the Company of 100% of certain Resort Reported EBITDA targets for fiscal 2025, with the resulting funding applied to the NEO’s target percentage of base salary and then paid out at the 100% target level for individual performance (other than for Ms. Lynch, whose MIP awards were tied entirely to corporate performance).
(5)The Maximum amount is based on the MIP’s maximum funding level of 200% upon achievement by the Company of at least 120% of certain Resort Reported EBITDA targets for fiscal 2025, with the resulting funding applied to the NEO’s target percentage of base salary and then

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paid out at the 130% maximum level for individual performance (other than for Ms. Lynch, whose MIP awards were tied entirely to corporate performance).
(6)Represents RSUs that vest in three equal annual installments beginning on the first anniversary of the grant date. All grants were made pursuant to the Vail Resorts, Inc. 2015 Omnibus Incentive Plan ("2015 Plan"), except for the June 2025 grants to Mr. Katz, which were made under the 2024 Plan.
(7)Represents SARs that vest in three equal annual installments beginning on the first anniversary of the grant date. The exercise price of each SAR is equal to the closing price of our common stock on the grant date, except in the case of the SARs granted to Ms. Lynch on September 27, 2024 and Mr. Katz on June 4, 2025 for which the exercise price was 110% of the closing price of our common stock on the grant date. Upon the exercise of a SAR, the actual number of shares the Company will issue to the NEO is equal to the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations. All grants were made pursuant to the 2015 Plan, except for the June 2025 grants to Mr. Katz, which were made under the 2024 Plan.
(8)The amounts shown represent the aggregate fair value of the award calculated as of the grant date in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for fiscal 2025, which are included in our Annual Report.
Employment Agreements
None of our NEOs had active employment agreements with the Company as of fiscal 2025 year end. Prior to the Leadership Transition, Ms. Lynch was party to an employment agreement with the Company, which she entered into with us on November 1, 2021. Effective May 22, 2025, Ms. Lynch no longer served as CEO. Ms. Lynch’s departure was a termination without cause under her employment agreement with the Company dated November 1, 2021. The terms of Ms. Lynch’s prior employment agreement are summarized below. On May 26, 2025, Ms. Lynch entered into a severance agreement and strategic advisory agreement with us, as further described under the heading "Potential Payments Upon Termination or Change in Control." Mr. Katz entered into an employment agreement in connection with his service as CEO on September 26, 2025.
Former CEO. The Company entered into an employment agreement with Ms. Lynch on November 1, 2021. The employment agreement had an initial term through October 31, 2024 and provided for automatic renewal for successive one-year periods. Under the employment agreement, Ms. Lynch’s initial base salary was set at $1,000,000.00, subject to annual adjustments by the Compensation Committee. Pursuant to the employment agreement, Ms. Lynch was eligible to participate in the Company’s MIP. Pursuant to the employment agreement, Ms. Lynch was also eligible to receive other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, and participation in the Company’s Executive Perquisite Fund Program.
The payments Ms. Lynch received pursuant to her employment agreement in connection to her termination without cause are more fully described under the heading "Potential Payments Upon Termination or Change in Control" below.
Ms. Lynch’s employment agreement contained customary provisions for non-competition and non-solicitation of the Company’s managerial employees that became effective as of the date of Ms. Lynch’s termination of employment and that continue for two years thereafter. Ms. Lynch is also subject to a permanent covenant to maintain confidentiality of the Company’s confidential information.
Current CEO. Mr. Katz commenced service as the Company's CEO on May 22, 2025 and entered into an employment agreement on September 26, 2025. For a more detailed summary of the terms of his employment agreement, see the Subsequent Material Compensation Arrangements section above in this proxy statement.

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Outstanding Equity Awards at Fiscal 2025 Year-End
The following table shows certain information regarding outstanding equity awards held by the NEOs as of July 31, 2025:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options / SARs Exercisable (#)(1)	Number of Securities Underlying Unexercised Options / SARs Unexercisable (#)(1)(2)	Option / SAR Exercise Price ($)(3)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

Robert A. Katz	45,528 (SARs)	—	200.70	9/23/2026	—	—
	14,814 (SARs)	—	285.05	9/27/2027	—	—
	11,727 (SARs)	—	357.66	9/27/2028	—	—
	22,827 (SARs)	—	295.19	9/25/2029	—	—
	21,371 (SARs)	—	247.79	9/25/2030	—	—
	19,156 (SARs)	—	247.79	9/25/2030	—	—
	5,057 (SARs)	—	351.85	9/24/2031	—	—
	6,243 (SARs)	3,122 (SARs)	213.55	9/29/2032	—	—
	2,949 (SARs)	5,900 (SARs)	221.89	9/29/2033	—	—
	—	12,706 (SARs)	180.61	9/27/2034	—	—
	—	25,086 (SARs)	169.64	6/4/2035	—	—
	—	—	—	—	897	134,783
	—	—	—	—	1,779	267,313
	—	—	—	—	3,445	517,646
	—	—	—	—	6,144	923,197
Kirsten A. Lynch(7)	7,458 (SARs)	—	160.56	9/23/2026	—	—
	6,851 (SARs)	—	228.04	9/27/2027	—	—
	7,137 (SARs)	—	286.13	9/27/2028	—	—
	12,364 (SARs)	—	236.15	9/25/2029	—	—
	13,765 (SARs)	—	225.26	9/25/2030	—	—
	8,161 (SARs)	—	247.79	9/25/2030	—	—
	25,275 (SARs)	—	387.04	9/24/2031	—	—
	47,125 (SARs)	—	234.91	9/29/2032	—	—
	44,111 (SARs)	—	244.08	9/29/2033	—	—
	64,268 (SARs)	—	198.67	9/27/2034	—	—
Angela A. Korch	3,333 (SARs)	1,667 (SARs)	262.31	2/1/2033	—	—
	3,964 (SARs)	7,930 (SARs)	221.89	9/29/2033	—	—
	—	17,079 (SARs)	180.61	9/27/2034	—	—
	—	—	—	—	881	132,379
	—	—	—	—	2,391	359,272
	—	—	—	—	4,631	695,854

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options / SARs Exercisable (#)(1)	Number of Securities Underlying Unexercised Options / SARs Unexercisable (#)(1)(2)	Option / SAR Exercise Price ($)(3)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

Julie A. DeCecco	774 (SARs)	—	286.13	9/27/2028	—	—
	445 (SARs)	—	236.15	9/25/2029	—	—
	991 (SARs)	—	225.26	9/25/2030	—	—
	446 (SARs)	—	325.16	5/1/2031	—	—
	1,262 (SARs)	—	351.85	9/24/2031	—	—
	1,558 (SARs)	779 (SARs)	213.55	9/29/2032	—	—
	736 (SARs)	1,472 (SARs)	221.89	9/29/2033	—	—
	294 (SARs)	589 (SARs)	191.17	5/1/2034	—	—
	—	6,482 (SARs)	180.61	9/27/2034	—	—
	—	1,160 (SARs)	165.79	11/1/2034	—	—
	—	—	—	—	309	46,430
	—	—	—	—	805	120,959
	—	—	—	—	146	21,938
	—	—	—	—	1,758	264,157
	—	—	—	—	318	47,783
Lynanne Kunkel	1,873 (SARs)	—	199.79	05/15/2027	—	—
	3,165 (SARs)	—	228.04	09/27/2027	—	—
	3,199 (SARs)	—	286.13	09/27/2028	—	—
	5,542 (SARs)	—	236.15	09/25/2029	—	—
	7,567 (SARs)	—	225.26	09/25/2030	—	—
	5,815 (SARs)	—	351.85	09/24/2031	—	—
	7,180 (SARs)	3,590 (SARs)	213.55	09/29/2032	—	—
	3,392 (SARs)	6,784 (SARs)	221.89	09/29/2033	—	—
	—	1,474 (SARs)	180.61	09/27/2034	—	—
	—	—	—	—	1,031	154,918
	—	—	—	—	2,046	307,432
	—	—	—	—	4,001	601,190

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options / SARs Exercisable (#)(1)	Number of Securities Underlying Unexercised Options / SARs Unexercisable (#)(1)(2)	Option / SAR Exercise Price ($)(3)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

William C. Rock	2,946 (SARs)	—	160.56	9/23/2026	—	—
	3,041 (SARs)	—	228.04	9/27/2027	—	—
	2,475 (SARs)	—	286.13	9/27/2028	—	—
	4,288 (SARs)	—	236.15	9/25/2029	—	—
	4,774 (SARs)	—	225.26	9/25/2030	—	—
	2,528 (SARs)	—	351.85	9/24/2031	—	—
	3,121 (SARs)	1,561 (SARs)	213.55	9/29/2032	—	—
	2,782 (SARs)	5,566 (SARs)	221.89	9/29/2033	—	—
	—	12,662 (SARs)	180.61	9/27/2034	—	—
	—	—	—	—	448	67,316
	—	—	—	—	1,678	252,136
	—	—	—	—	3,433	515,843
(1)Represents exercisable or unexercisable SARs that vest in three equal annual installments beginning on the first anniversary of the grant date, except for the Premium SARs granted to Mr. Katz and Ms. Lynch on September 25, 2020 which vested in full on the first anniversary of the grant date. Upon the exercise of a SAR, the actual number of shares the Company will issue to the NEO is equal to the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.

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(2)The grant dates and vesting dates of each unexercisable SAR award as of July 31, 2025 are as follows:

Name	Number of Unexercisble SARs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)

Robert A. Katz	3,122	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	5,900	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	12,706	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	25,086	June 4, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	June 4, 2028
Angela A. Korch	1,667	February 1, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	February 1, 2026
	7,930	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	17,079	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
Julie A. DeCecco	779	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	1,472	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	589	May 1, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	May 1, 2027
	6,482	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	1,160	November 1, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	November 1, 2027
Lynanne Kunkel	3,590	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	6,784	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	14,754	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
William C. Rock	1,561	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	5,566	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	12,662	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
(3)The exercise price of each SAR is equal to the closing price of our common stock on the grant date, except for: the Premium SARs granted to Ms. Lynch with an exercise price of $387.04, $234.91, $244.08, and $198.67, which is equal to 110% of the closing price of our common stock on each applicable grant date; the Premium SARs granted to Mr. Katz with exercise prices of $200.70, $285.05, $357.66, and $295.19, which are equal to 125% of the closing price of our common stock on each applicable grant date; the Premium SARs granted to Mr. Katz and Ms. Lynch on September 25, 2020, with an exercise price of $247.79, which is equal to 110% of the closing price of our common stock on the grant date; and the Premium SARs granted to Mr. Katz on June 4, 2025, with an exercise price of $169.64, which is equal to 110% of the closing price of our common stock on the grant date.
(4)Represents unvested RSUs that, unless otherwise specifically noted in footnote 5 below, vest in three equal annual installments beginning on the first anniversary of the grant date.

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(5)The grant dates and vesting dates of RSUs that had not vested as of July 31, 2025 are as follows:

Name	Number of Unexercisble RSUs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)

Robert A. Katz	897	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	1,779	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	3,445	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	6,144	June 4, 2025	Equal annual installments over a three-year period beginning on anniversary of the grant date.	June 4, 2028
Angela A. Korch	881	February 1, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	February 1, 2026
	2,391	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	4,631	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
Julie A. DeCecco	309	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	805	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	146	May 1, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	May 1, 2027
	1,758	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
	318	November 1, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	November 1, 2027
Lynanne Kunkel	1,031	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	2,046	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	4,001	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
William C. Rock	448	September 29, 2022	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2025
	1,678	September 29, 2023	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 29, 2026
	3,433	September 27, 2024	Equal annual installments over a three-year period beginning on anniversary of the grant date.	September 27, 2027
(6)The fair market value of these unvested RSU awards was determined based on the closing price of our common stock of $150.26 per share on July 31, 2025, multiplied by the number of units.
(7)As of July 31, 2025, Ms. Lynch held no unexercisable SARs or unvested RSUs. All outstanding and unvested RSUs and SARs accelerated upon her departure from the Company in accordance with her severance agreement entered into with the Company on May 26, 2025.

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Option Exercises and Stock Vested in Fiscal 2025
The following table shows for fiscal 2025 certain information regarding SAR exercises and RSUs vested during the last fiscal year with respect to the NEOs:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(3)

Robert A. Katz	60,912	2,860,412	2,276	414,854
Kirsten A. Lynch	13,169	630,137	37,791	5,955,207
Angela A. Korch	—	—	2,076	365,705
Julie A. DeCecco	—	—	1,027	184,398
Lynanne Kunkel	—	—	2,618	477,193
William C. Rock	2,112	100,764	1,533	278,772
(1)Represents the aggregate number of shares acquired on vesting or exercise, as applicable. The amounts shown do not reflect amounts withheld by the Company to satisfy tax withholding requirements or to satisfy the exercise price.
(2)The aggregate dollar value realized upon the exercise of options/SARs was computed by multiplying the difference between the market price of the Company’s common stock on the exercise date and the exercise price for the award by the number of awards exercised.
(3)The aggregate dollar value realized on the vesting of RSUs was computed by multiplying the closing price of the Company’s common stock on the vesting date by the number of shares vested. If the vesting dates fell on a Saturday or Sunday, the most recent business date closing price was used.
Policies and Practices Related to the Grant of Certain Equity Awards
At each September meeting, it is the Compensation Committee’s long-standing practice to review our results for the previous fiscal year, review the Company’s financial plan and strategy for the upcoming fiscal year, and based on those reviews approve the granting of equity awards for the upcoming fiscal year. SARs are granted with an exercise price equal to or higher than the closing market price of our common stock on the grant date. We take into account the timing of our disclosure of material nonpublic information and the Compensation Committee generally approves annual awards on the date of the regularly scheduled first fiscal quarter Board meeting in September, with the grant date being the first business day after the public release of earnings for the previous fiscal year. Accordingly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Other than in limited special circumstances, such as grants made in connection with hiring, promotions, or to replace certain new hire grants once they vest and/or are exercised, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards. Consistent with this practice, during fiscal 2025 and the first quarter of fiscal 2026, the Compensation Committee awarded SARs to our NEOs in the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report (each a "Designated Period").
In May of fiscal 2025, Mr. Katz commenced service as the Company's CEO and in connection with hiring him for this role, the Compensation Committee awarded him a supplemental equity grant, which included an award of Premium SARs. For more details regarding Mr. Katz's compensation as the Company's CEO, please see "Compensation Discussion and Analysis" beginning on page 37.
Pursuant to SEC rules, we are providing the following information relating to SARs awarded to NEOs in the Designated Periods occurring during fiscal 2025:

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Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)
Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information
(%)

Robert A. Katz	9/27/2024	12,706	180.61	562,241	(1.0)
	6/4/2025	25,086	169.64	843,416	(2.0)
Kirsten A. Lynch	9/27/2024	64,268	198.67	2,530,231	(1.0)
Angela A. Korch	9/27/2024	17,079	180.61	755,746	(1.0)
Julie A. DeCecco	9/27/2024	6,482	180.61	286,829	(1.0)
Lynanne Kunkel	9/27/2024	14,754	180.61	652,865	(1.0)
William C. Rock	9/27/2024	12,662	180.61	560,294	(1.0)
Pension Benefits
The Company does not provide pension benefits or a defined contribution plan to the NEOs other than the Company’s tax-qualified 401(k) plan.
Nonqualified Deferred Compensation for Fiscal 2025
Although the Company maintains certain deferred compensation arrangements, none of the NEOs participated in such arrangements in fiscal 2025 or otherwise had any earned or awarded benefit under any such deferred compensation arrangement for any prior fiscal year.
Potential Payments Upon Termination or Change in Control
We believe severance benefits and change in control arrangements provide continuity of management in the event of an actual or threatened change in control. We also believe that our termination and severance provisions reflect both market practices and competitive factors and are necessary to attract and retain our executives.
Our executive severance policy, which applies to Messrs. Katz and Rock, and Mses. DeCecco, Korch, and Kunkel, requires that we provide certain compensation in the event of certain terminations of employment or upon a change in control of the Company. In addition, the forms of equity award agreements used with all of our employees provide for the full acceleration of vesting of outstanding SARs, restricted stock, and RSUs upon a change in control of the Company if (i) the successor corporation does not assume or substitute such award, or (ii) the executive’s employment is terminated without Cause within the 12-month period following a change in control of the Company. Ms. Lynch’s severance entitlements were derived from her employment agreement with the Company, as documented in her severance agreement and strategic advisory agreement with the Company dated as of May 26, 2025 (as further described below).
Under the terms of the Company’s executive severance policy, the Company may terminate an executive’s employment at any time with or without Cause. If the executive’s employment is terminated without Cause or terminated by the executive for Good Reason in connection with or outside of a Change in Control (each, as defined below), then the executive will be entitled, in exchange for a signed release, to receive compensation in the amounts and under the circumstances described below. The amount of severance received under the Company’s executive severance policy varies according to the executive’s grade and title. In general, covered executive employees are entitled to receive the following severance amounts under the Company’s executive severance policy in the event of termination of employment of the covered executive by the Company without Cause or termination of employment by the covered executive for Good Reason: (i) for qualifying terminations occurring without a change in control, the covered executive is entitled to one year of base salary (two years of base salary in the case of the CEO), (ii) for qualifying terminations following a change in control, (A) the CEO is entitled to receive two years of base salary plus an amount equal to the most recent bonus paid to the CEO, (B) executive vice presidents, senior executive vice presidents, and

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division presidents are each entitled to receive one year of base salary plus an amount equal to the most recent bonus paid to the executive, and (C) vice presidents and senior vice presidents are entitled to receive one year of base salary.
Under the terms of the Company's executive severance policy (and under Ms. Lynch’s employment agreement), "Cause" is generally defined as (i) any conduct related to the Company involving gross negligence, gross mismanagement, or the unauthorized disclosure of confidential information or trade secrets; (ii) dishonesty or a violation of the Company’s Code of Ethics and Business Conduct that has or reasonably could be expected to result in a detrimental impact on the reputation, goodwill, or business position of any of the Companies; (iii) gross obstruction of business operations or illegal or disreputable conduct by executive that impairs or reasonably could be expected to impair the reputation, goodwill, or business position of any of the Companies, and any acts that violate any policy of the Company relating to discrimination or harassment; (iv) commission of a felony or a crime involving moral turpitude or the entrance of a plea of guilty or nolo contendere to a felony or a crime involving moral turpitude; or (v) any action involving a material breach of the terms of the employment agreement including material inattention to or material neglect of duties that executive has not have remedied within 30 days after receiving written notice from the Board specifying the details thereof.
"Good Reason" is defined under the terms of the Company's executive severance policy as (i) the Company has decreased the executive’s then current base salary, (ii) the executive is directed to relocate their principal office more than 50 miles without their consent, and/or (iii) the Company has effected a material diminution in the executive’s reporting responsibilities, authority, or duties as in effect immediately prior to such change; provided, however, that executive does not have the right to terminate executive’s employment agreement for Good Reason unless: (A) executive has provided notice to the Company of any of the foregoing conditions within 90 days of the initial existence of the condition; (B) the Company has been given at least 30 days after receiving such notice to cure such condition (other than if Good Reason is due to a Change in Control); and (C) executive actually terminates employment within six months following the initial existence of the condition.
"Change in Control" is defined under the terms of the Company's executive severance policy as an event or series of events by which: (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent, or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis; or (B) during any period of twenty four consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (1) who were members of that Board or equivalent governing body on the first day of such period, (2) whose election or nomination to that Board or equivalent governing body was approved by individuals referred to in clause (1) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body, or (3) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (1) and (2) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (2) and clause (3), any individual whose initial nomination for, or assumption of office as, a member of that Board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or (C) any person or two or more persons acting in concert shall have acquired, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or (D) the Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).
The amounts shown in the tables below are estimates of the value of the payments and benefits provided to each of our NEOs.

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Robert A. Katz, Chairperson of the Board and Chief Executive Officer
The following table describes the estimated potential compensation payable to Mr. Katz upon a qualifying termination assuming the termination occurred on July 31, 2025:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary	1,124,554	1,124,554
SAR/RSU Acceleration	—	1,842,939
MIP Award	—	—
Health Insurance	—	—
Total	1,124,554	2,967,493
(1)Assumes the following: (a) base salary equal to $1,124,554 is in effect as of the assumed termination or change in control date of July 31, 2025 and (b) executive’s unvested RSUs and SARs at July 31, 2025 would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $150.26) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
Kirsten A. Lynch, Former Chief Executive Officer
In connection with the Leadership Transition described above, on May 26, 2025, we entered into a severance agreement and strategic advisory agreement with Ms. Lynch, pursuant to which she received severance for a termination without "Cause" effective as of May 22, 2025, in accordance with her employment agreement and equity award agreements, as well as certain transition-related compensation. Pursuant to Ms. Lynch’s employment agreement, if she breaches the post-employment non-competition or non-solicitation covenants to which she is subject, then she must promptly reimburse the Company for any severance payments received from, or payable by, the Company.
The severance agreement confirmed Ms. Lynch’s severance benefits and post-termination obligations under her employment agreement and the agreements that govern her outstanding equity awards. Ms. Lynch's severance benefits under the severance agreement included the following: (i) a prorated portion of her fiscal 2025 MIP award for the period of employment as CEO, based on actual Company performance, equal to $862,158; (ii) a one-time lump-sum payment of $2,249,108, which is the equivalent to two years of Ms. Lynch's annualized base salary as of May 22, 2025; and (iii) full vesting for all Ms. Lynch's unvested equity awards under the 2015 Plan, with a then-current value of $4,087,826.
In connection with Ms. Lynch's departure and pursuant to the strategic advisory agreement, Ms. Lynch served as a strategic advisor to the Company from May 22, 2025 through September 26, 2025 (the "Advisory Period End Date"). The Board determined that the strategic advisory agreement with Ms. Lynch was in the best interest of the Company and its stockholders to facilitate a smooth transition. Under the strategic advisory agreement, Ms. Lynch received (i) her base salary through the Advisory Period End Date at the same annual rate that was in effect as of May 22, 2025 ($1,124,554); (ii) a prorated portion of her fiscal 2025 MIP award for the period between May 22, 2025 and the end of the 2025 fiscal year, subject to completion of her strategic advisor role on the Advisory Period End Date, based on actual Company performance, which was equal to $172,432; and (iii) one year’s COBRA premiums for continuation of health and dental coverage, payable in a lump sum, equal to $20,932 . In addition, pursuant to the severance agreement, Ms. Lynch’s vested SARs were exercisable for a period of 90 days following the Advisory Period End Date.

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Angela A. Korch, Executive Vice President and Chief Financial Officer
The following table describes the estimated potential compensation to Ms. Korch upon a qualifying termination assuming the termination occurred on July 31, 2025:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary	607,700	607,700
SAR/RSU Acceleration	—	1,187,505
MIP Award	—	419,313
Health Insurance	—	—
Total	607,700	2,214,518
(1)Assumes the following: (a) base salary equal to $607,700 is in effect as of the assumed termination or change in control date of July 31, 2025; and (b) executive’s unvested SARs and RSUs at July 31, 2025 would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $150.26) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
Julie A. DeCecco, Executive Vice President, General Counsel and Chief Public Affairs Officer
The following table describes the estimated potential compensation to Ms. DeCecco upon a qualifying termination assuming the termination occurred on July 31, 2025:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary	564,000	564,000
SAR/RSU Acceleration	—	501,267
MIP Award	—	259,440
Health Insurance	—	—
Total	564,000	1,324,707
(1)Assumes the following: (a) base salary equal to $564,000 is in effect as of the assumed termination or change in control date of July 31, 2025; and (b) executive’s unvested SARs and RSUs at July 31, 2025 would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $150.26) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.

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Lynanne Kunkel, Executive Vice President, Chief Human Resources Officer & Chief Transformation Officer
The following table describes the estimated potential compensation to Ms. Kunkel upon a qualifying termination assuming the termination occurred on July 31, 2025:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary	567,736	567,736
SAR/RSU Acceleration	—	1,063,540
MIP Award	—	391,738
Health Insurance	—	—
Total	567,736	2,023,014
(1)Assumes the following: (a) base salary equal to $567,736 is in effect as of the assumed termination or change in control date of July 31, 2025; and (b) executive’s unvested SARs and RSUs at July 31, 2025 would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $150.26) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.
William C. Rock, President - Mountain Division
The following table describes the estimated potential compensation to Mr. Rock upon a qualifying termination assuming the termination occurred on July 31, 2025:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason ($)	Termination without Cause or Resignation for Good Reason following Change in Control ($)(2)

Base Salary	560,320	560,320
SAR/RSU Acceleration	—	835,295
MIP Award	—	386,621
Health Insurance	—	—
Total	560,320	1,782,236
(1)Assumes the following: (a) base salary equal to $560,320 is in effect as of the assumed termination or change in control date of July 31, 2025; and (b) executive’s unvested SARs and RSUs at July 31, 2025 would be subject to accelerated vesting on that date (when the closing price per share of our common stock was $150.26) (see footnote 2).
(2)Benefits triggered upon termination without cause or resignation for Good Reason would apply in the same manner following a change in control pursuant to the Company’s executive severance policy when the new owners are bound by the terms of the executive severance policy.

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Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes the Company’s equity compensation plans as of July 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2) (# in thousands)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (# in thousands)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,083	228.59	1,460
Equity compensation plans not approved by security holders	—	—	—
Total	1,083	228.59	1,460
(1)Includes 213,000 RSUs that are not included in the calculation of the Weighted-Average Exercise Price in column (b).
(2)Includes the gross number of shares underlying outstanding SARs. Upon the exercise of a SAR, the actual number of shares we will issue to the participant is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K (we refer to the statute and the regulation collectively as the "pay ratio rule"), we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with the pay ratio rule.
We determined our median employee as of July 31, 2025, which is the last day of our fiscal 2025. On July 31, 2025, we had 16,839 employees, approximately 7,700 of which were year-round employees and 9,100 of which were seasonal employees.
To identify the "median employee" for the purposes of this disclosure, we analyzed the compensation that we paid to each of those individuals for the 12-month period ending on July 31, 2025. We considered each employee’s "compensation" to consist of (i) the employee’s total gross earnings for a 12-month period ending on July 31, 2025 or June 30, 2025 in the case of Australian employees, plus (ii) the estimated amount of the Company’s contributions for that period to the retirement plans in which the employee participates based upon the employee’s deferral elections on the date identified. For our Canadian employees, the rate of pay was converted using the conversion rate CAD$1.0000 to USD$0.7217 as of July 31, 2025. For our Australian employees, the rate of pay was converted using the conversion rate of AUD$1.0000 to USD$0.6426 as of July 31, 2025. For our Swiss employees, the rate of pay was converted using the conversion rate CHF$1.0000 to USD$1.2313 as of July 31, 2025. No cost-of-living adjustments were made.
During fiscal 2025 the Company had two individuals serve as CEO: Kirsten A. Lynch, who served until May 22, 2025 and Robert A. Katz, who assumed the role on the same date. In accordance with SEC guidance, we have disclosed our fiscal 2025 CEO pay ratio using the total compensation of our current CEO, who was serving in that role on our disclosure date of July 31, 2025. The Total Annual Compensation of our CEO in fiscal 2025 was $3,952,230 and was based on the compensation reportable in the Summary Compensation Table according to applicable instructions and interpretations. When compared to the total annual compensation for our median employee of $29,598, this results in a pay ratio of 134:1.
The nature of our operations requires the use of many seasonal and part-time employees who do not work year-round, and accordingly, we are providing a supplemental disclosure annualizing the compensation of such employees. To identify the "median employee" for purposes of this supplemental disclosure, we analyzed the compensation that we paid to each of those individuals for the 12-month period ending on July 31, 2025. We considered each employee’s "compensation" to consist of (i) the employee’s total gross earnings for the 12-month period ending July 31, 2025 or June 30, 2025 in the case of Australian employees, plus (ii) the estimated amount of the Company’s contributions for that period to the retirement plans in which the employee participates. The compensation for seasonal or part-time employees who were not employed by us for the entire 12-month period was annualized to reflect compensation for a comparable period (or 2,080 hours worked during the year). The

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same Canadian dollar, Australian dollar, and Swiss franc currency conversion rates as stated above were used for this supplemental disclosure. No cost of living adjustments were made.
Using the total annual compensation of our CEO in fiscal 2025 of $3,952,230 when compared to the total annualized compensation for the median employee selected for this supplemental disclosure as of July 31, 2025 of $58,587, results in a pay ratio of 67:1.

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PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between executive compensation actually paid (as defined by SEC rules) for each person serving as our principal executive officer ("PEO") and our other NEOs on an average basis ("Non-PEO NEOs") and certain Company financial performance metrics for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, please see "Compensation Discussion and Analysis" beginning on page 37.

							Value of Initial Fixed $100 Investment based on:(4)

Year	Summary Compensation Table Total for Robert A. Katz ($)(1)	Summary Compensation Table Total for Kirsten A. Lynch ($)(1)	Compensation Actually Paid to Robert A. Katz ($)(1),(2),(3)	Compensation Actually Paid to Kirsten A. Lynch ($)(1),(2),(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1),(2),(3)	TSR ($)	Peer Group TSR ($)	Net Income ($ in millions)	Resort Reported EBITDA ($ in millions)(5)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	3,952,230	9,496,826	3,144,846	6,878,406	2,117,163	1,556,617	90.74	208.75	298.0	844.1
2024	—	6,288,586	—	1,736,532	1,835,292	516,440	104.32	163.63	246.3	825.1
2023	—	6,195,302	—	7,161,467	1,648,434	1,079,735	129.51	157.45	285.1	834.8
2022	2,022,454	6,609,628	1,866,128	4,684,527	2,275,391	1,588,826	126.04	119.65	368.3	836.9
2021	3,814,789	—	8,379,431	—	2,116,605	4,304,689	158.93	146.93	124.5	544.7
(1)Robert A. Katz was our PEO from August 1, 2020 to November 1, 2021 and from May 22, 2025 through the end of fiscal 2025. Kirsten A. Lynch was our PEO from November 1, 2021 to May 22, 2025. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025

Michael Z. Barkin	Michael Z. Barkin	Michael Z. Barkin	Robert A. Katz	Julie A. DeCecco
Patricia A. Campbell	Ryan Bennett	Ryan Bennett	Angela A. Korch	Angela A. Korch
Kirsten A. Lynch	David T. Shapiro	Robert A. Katz	William C. Rock	Lynanne Kunkel
James C. O'Donnell	James C. O'Donnell	Angela A. Korch	David T. Shapiro	William C. Rock
David T. Shapiro		James C. O'Donnell
David T. Shapiro
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs computed in accordance with Item 402(v) of Regulation S-K as set forth below. Adjusted equity values are calculated in accordance with FASB ASC Topic 718. The same valuation methodologies to create the underlying assumptions were used to calculate the fair values of equity awards as those disclosed at the time of grant. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. The Company did not have a defined benefit pension plan in the covered years, so no pension adjustments were made.

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Year	Summary Compensation Table Total for Robert A. Katz ($)	Exclusion of Stock Awards and Option Awards for Robert A. Katz ($)	Inclusion of Adjusted Equity Values for Robert A. Katz ($)	Total Compensation Actually Paid to Robert A. Katz ($)

2025	3,952,230	(2,811,386)	2,004,002	3,144,846

Year	Summary Compensation Table Total for Kirsten A. Lynch ($)	Exclusion of Stock Awards and Option Awards for Kirsten A. Lynch ($)	Inclusion of Equity Values for Kirsten A. Lynch ($)	Total Compensation Actually Paid to Kirsten A. Lynch ($)

2025	9,496,826	(5,060,494)	2,442,074	6,878,406

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	2,117,163	(1,151,490)	590,944	1,556,617
The amounts in the Inclusion of Adjusted Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Robert A. Katz ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Robert A. Katz ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Robert A. Katz ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Robert A. Katz ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Robert A. Katz ($)	Total - Inclusion of Adjusted Equity Values for Robert A. Katz ($)

2025	2,213,963	(205,024)	—	(4,937)	—	2,004,002

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Kirsten A. Lynch ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Kirsten A. Lynch ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Kirsten A. Lynch ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Kirsten A. Lynch ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Kirsten A. Lynch ($)	Total - Inclusion of Adjusted Equity Values for Kirsten A. Lynch ($)

2025	—	—	3,370,094	(928,020)	—	2,442,074

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Adjusted Equity Values for Non-PEO NEOs ($)

2025	774,527	(175,301)	—	(8,282)	—	590,944
(4)The Peer Group Total Shareholder Return ("TSR") set forth in this table utilizes the Dow Jones U.S. Travel & Leisure Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended July 31, 2025. The comparison assumes $100 was invested for the period starting July 31, 2020, through the end of the listed year in the Company and in the Dow Jones U.S. Travel and Leisure Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Resort Reported EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2025. Resort Reported EBITDA is a non-GAAP financial measure, calculated

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PAY VERSUS PERFORMANCE	Table of Contents
as earnings before interest, taxes, depreciation, and amortization, as reported for our Mountain and Lodging segments combined. For a reconciliation of the differences between Resort Reported EBITDA and the most directly comparable GAAP financial measure, see Appendix A of this proxy statement. This performance measure may not have been the most important financial performance measure in prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Table of Contents	PAY VERSUS PERFORMANCE
Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the Dow Jones U.S. Travel & Leisure Index.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
TSR (7/31/2020 Indexed to $100)
0
1
2
3
4
5
6
7
8
9
$0
$50
$100
$150
$200
$250
8.4
4.3
1.9
4.7
1.6
7.2
1.1
1.7
0.5
3.1
6.9
1.6
100.00
158.93
146.93
126.04
119.65
157.45
129.51
163.63
104.32
208.75
90.74
2020
2021
2022
2023
2024
2025
Fiscal Year
Robert Katz Compensation Actually Paid
Kirsten Lynch Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Vail Resorts Inc. TSR
Dow Jones U.S. Travel & Leisure Index

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PAY VERSUS PERFORMANCE	Table of Contents
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
9
8
7
6
5
4
3
2
1
0
400
350
300
250
200
150
100
50
0
8.4
4.3
124.5
368.3
1.9
4.7
1.6
7.2
285.1
1.1
246.3
1.7
0.5
6.9
275.4
3.1
1.6
2021
2022
2023
2024
2025
Fiscal Year
Robert Katz Compensation Actually Paid
Kirsten Lynch Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Vail Resorts Inc. Net Income

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Table of Contents	PAY VERSUS PERFORMANCE
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Resort Reported EBITDA
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Resort Reported EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Resort Reported EBITDA
Compensation Actually Paid ($ Millions)
Resort Reported EBITDA ($ Millions)
0
1
2
3
4
5
6
7
8
9
0
100
200
300
400
500
600
700
800
900
8.4
4.3
544.7
1.9
4.7
1.6
836.9
7.2
1.1
834.8
1.7
0.5
825.1
3.1
6.9
1.6
844.1
2021
2022
2023
2024
2025
Fiscal Year
Robert Katz Compensation Actually Paid
Kirsten Lynch Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Resort Reported EBITDA

Tabular List of Most Important Financial Performance Measures
Resort Reported EBITDA was the only financial performance measure that the Company used to link Compensation Actually Paid to our PEO and Non-PEO NEOs for 2025 to Company Performance.

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BENEFICIAL OWNERSHIP	Table of Contents
BENEFICIAL OWNERSHIP OF VAIL RESORTS SECURITIES

Information as to Certain Stockholders
Set forth below is certain information with respect to the only persons known to the Company to be the beneficial owners of more than five percent of the Company’s voting securities at the close of business on October 14, 2025 (except as otherwise indicated below).

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares (#)	Percent of Class (%)(1)

Ronald Baron/Baron Capital Management, Inc.(2)	5,185,136	14.4
Capital International Investors(3)	4,984,025	13.9
The Vanguard Group, Inc.(4)	3,798,088	10.6
BlackRock Inc.(5)	3,484,986	9.7
(1)Applicable percentages are based on 35,953,208 shares outstanding on October 14, 2025.
(2)As reported by Baron Capital Group, Inc. ("BCG"), BAMCO Inc. ("BAMCO"), Baron Capital Management Inc. ("BCM"), Baron Growth Fund ("BGF") and Ronald Baron and on a joint Schedule 13G/A filed with the SEC on November 14, 2024. BAMCO and BCM are subsidiaries of BCG. BGF is an advisory client of BAMCO. Ronald Baron owns a controlling interest in BCG. The address for the holders is 767 Fifth Avenue, 49th Floor, New York, NY 10153.
(3)As reported by Capital International Investors ("CII") on a Schedule 13G/A filed with the SEC on August 13, 2025. The address for the holder is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.
(4)As reported by The Vanguard Group on a Schedule 13G/A filed with the SEC on February 12, 2024. The address for the holder is 100 Vanguard Blvd, Malvern, PA 19355.
(5)As reported by BlackRock, Inc. on a Schedule 13G/A filed with the SEC on November 12, 2024. The address for the holder is 50 Hudson Yards, New York, NY 10001.

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Table of Contents	BENEFICIAL OWNERSHIP
Security Ownership of Directors and Executive Officers
Set forth in the following table is the beneficial ownership of common stock at the close of business on October 14, 2025 for all directors, nominees, named executive officers, and all directors and executive officers as a group as of such date (except as otherwise indicated below).

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares (#)	Percent of Class (%)(1)

Reginald Chambers	1,845	*
Susan L. Decker	9,389	*
Robert A. Katz	247,812	*
Iris Knobloch	1,907	*
Kirsten A. Lynch(2)	38,268(2)	*
Nadia N. Rawlinson	5,642	*
John Redmond(3)	23,854	*
Michele Romanow	8,290	*
Hilary Schneider	17,111	*
D. Bruce Sewell	22,155	*
John F. Sorte(3)	46,392	*
Peter A. Vaughn	8,784	*
Julie A. DeCecco	1,649	*
Angela A. Korch	4,905	*
Lynanne Kunkel	9,271	*
William C. Rock	9,447	*
Current directors and executive officers as a group (15 persons)*	418,453	1.2
* Less than 1.0%.
(1)Applicable percentages are based on 35,953,208 shares outstanding on October 14, 2025, adjusted as required by rules promulgated by the SEC. Unless indicated by footnote, the address for each listed director and executive officer is c/o Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by them.
The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the RSUs, and common stock underlying SARs, held by that person that are currently exercisable or are exercisable within 60 days of October 14, 2025, but excludes RSUs and our common stock underlying SARs held by any other person.
(2)Ms. Lynch is the Company's former CEO and former member of the Board. Ms. Lynch’s departure was a termination without cause under her employment agreement with the Company dated November 1, 2021. She was succeeded as CEO by Mr. Katz. This information is based on the most recently known information made available to the Company, which is as September 26, 2025.
(3)On September 25, 2025, Messrs. Redmond and Sorte communicated their intention not to stand for reelection to the Board at the end of their current terms, which conclude on the date of the Annual Meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. To our knowledge, based solely on a review of the reports filed by or on behalf of our directors and executive officers and written representations from these persons that no other reports were required, we believe that during fiscal 2025 our directors, executive officers, and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a), except for a Form 4 for Ms. DeCecco that was filed one day late on November 6, 2024 due to an inadvertent administrative

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BENEFICIAL OWNERSHIP	Table of Contents
oversight. The Form 4 related to a grant of 318 restricted share units and a grant of 1,160 share appreciation rights on November 1, 2024.

80

Table of Contents	PROPOSAL 2
PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected, and the Board has ratified the selection of, PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for fiscal 2026, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2002. PricewaterhouseCoopers LLP expects to have a representative at the Annual Meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. It is understood that even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.
Fees Billed to Vail Resorts by PricewaterhouseCoopers LLP During Fiscal 2025 and Fiscal 2024
àAudit Fees. Audit fees (including expenses) billed (or billable) to the Company by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Form 10-K and the review of the financial statements included in our Forms 10-Q with respect to fiscal 2025 and fiscal 2024 were $4,109,000 and $4,208,000, respectively. For both fiscal years, such fees included fees for PricewaterhouseCoopers LLP’s examination of the effectiveness of the Company’s internal control over financial reporting.
àAudit-Related Fees. There were no audit-related fees billed by PricewaterhouseCoopers LLP with respect to fiscal 2025 and fiscal 2024.
àTax Fees. Tax fees billed (or billable) by PricewaterhouseCoopers LLP with respect to fiscal 2025 and fiscal 2024 were $0 in both years. Such fees were related to tax services provided to the Company in connection with international tax compliance.
àAll Other Fees. All other fees (including expenses) billed by PricewaterhouseCoopers LLP with respect to fiscal 2025 and fiscal 2024 were $2,000 and $19,000, respectively. Such fees were related to software licensing fees for technical research tools in both years, and agreed-upon procedures related to our 6.50% Notes issued in May 2024.
The Audit Committee determined that the provision of services other than audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP’s independence.
The Audit Committee has the sole authority to approve all audit engagement fees and terms and pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve services between Audit Committee meetings, which must be reported to the full Audit Committee at its next meeting. Fees for permissible non-audit services that are not pre-approved must be less than 5% of total fees paid. For fiscal 2025 and fiscal 2024, all of the fees above were pre-approved by the Audit Committee.

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PROPOSAL 2	Table of Contents

FOR
The Board recommends that you vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting form for the fiscal year ending July 31, 2026.

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Table of Contents	PROPOSAL 3
PROPOSAL 3. ADVISORY VOTE
TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution, commonly referred to as a "say-on-pay" resolution, approving our executive compensation as reported in this proxy statement. As described in the CD&A section of this proxy statement, our executive compensation program is designed to incentivize achievement of short- and long-term Company and individual performance. We believe this compensation approach aligns the interests of our executive officers with those of our stockholders.
The Compensation Committee has structured our executive compensation program to achieve the following key objectives:
àEmphasizing Pay-for-Performance. Emphasize pay-for-performance by tying annual and long-term compensation incentives to achievement of specified performance objectives or overall stock performance.
àAttracting, Retaining and Motivating. Attract, retain, and motivate talented executives who will determine our long-term success through a program competitive with compensation paid by companies in the same market for executive talent.
àRewarding Contributions and Creating Long-Term Value. Recognize and reward contributions of all employees, including executive officers, in achieving strategic goals and business objectives, while aligning the program with stockholder interests.
àAligning Executive Officers' Interests with those of Stockholders. Equity-based compensation constitutes a significant portion of our executive officers' overall compensation. We use equity as the primary form for long-term incentive opportunities to motivate and reward executive officers to achieve multi-year strategic goals and deliver sustained long-term value to stockholders. Using equity for long-term incentives creates strong alignment between the interests of executive officers and those of our stockholders.
We encourage stockholders to read the CD&A (as well as the other tables and narrative disclosures included in this proxy statement), which describes in more detail how our executive compensation program operates and is designed to achieve our compensation objectives, including through the use of annual incentive awards, long-term equity awards, a high percentage of compensation that is variable or "at-risk," and performance-based stock awards for our CEO. The Compensation Committee and the Board believe that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company’s recent and long-term success and is aligned with the interests of our stockholders.
At the 2024 Annual Meeting of Stockholders, we submitted a "say-on-pay" resolution to our stockholders. Our stockholders approved this proposal with approximately 98% of the votes cast on the proposal voting in favor of the resolution. Because our Board views the annual advisory vote as a good corporate governance practice, and because at our 2023 Annual Meeting of Stockholders approximately 99% of the votes cast on the frequency proposal were in favor of an annual advisory vote, we are again asking stockholders to approve the compensation of our NEOs as disclosed in this proxy statement.
Accordingly, the Board unanimously recommends that stockholders approve the following advisory resolution at the Annual Meeting:
"RESOLVED, that the compensation paid to the named executive officers of Vail Resorts, Inc., as disclosed pursuant to the rules of the Securities and Exchange Commission, including the CD&A, compensation tables and related narrative discussion, is hereby APPROVED."

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PROPOSAL 3	Table of Contents
Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

FOR	The Board recommends that you vote "FOR" the advisory approval of executive compensation.

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Table of Contents	QUESTIONS AND ANSWERS
THE ANNUAL MEETING AND VOTING – QUESTIONS AND ANSWERS

How can stockholders attend the Annual Meeting?
We look forward to continuing to provide expanded access, improved communication, and cost savings for the Company and our stockholders by holding our Annual Meeting entirely online. We believe a live virtual meeting increases accessibility and inclusion by enabling increased stockholder attendance and participation and is an efficient use of resources for our stockholders and the Company. Accordingly, this year’s Annual Meeting will be held in live virtual format. Only such stockholders as of the close of business on October 14, 2025, their proxy holders, and our invited guests may attend the Annual Meeting. To participate in the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/MTN2025 and log in using the 16-digit control number printed in the box marked by the arrow on your proxy card. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (international) for assistance.
What is the agenda for the Annual Meeting?
The Annual Meeting will include a discussion of and voting on matters described in the Notice of 2025 Annual Meeting of Stockholders and this proxy statement and a brief question and answer session. The question and answer session will be limited only to questions relating to the proposals set forth in the notice and proxy statement. We will not be providing a business update or answering any questions regarding the business or company performance questions at the Annual Meeting as we will be releasing our results for the first quarter of fiscal 2026 on Wednesday, December 10, 2025 and holding an investor call to discuss the results at such time. If you wish to submit a question relating to the proposals set forth in the notice and proxy statement, immediately before or during the meeting log into the virtual meeting platform at www.virtualshareholdermeeting.com/MTN2025 and type your question into the "Ask a Question" field, and click "Submit."
What is the difference between a stockholder of record and a “street name” holder?
If your shares of the Company’s common stock are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, then you are a stockholder of record.
If your shares are not held in your name, but rather are held through an intermediary, such as in an account at a brokerage firm or by a bank, trustee, or other nominee, then you are the beneficial owner of shares held in "street name." However, as a beneficial owner, you have the right to direct your broker or other nominee regarding how to vote the shares held in your account.
Who is entitled to vote at or attend the Annual Meeting?
Holders of record and street name holders (subject to the requirements below) of our common stock as of the close of business on October 14, 2025, which we refer to as the record date, are entitled to vote. Each share is entitled to one vote on each matter to be voted upon. On the record date, we had 35,953,208 shares of common stock outstanding. You are entitled to attend the Annual Meeting only if you were a stockholder as of the record date or you hold a valid proxy for the Annual Meeting.
If you are a stockholder of record:
If you are a stockholder of record, you may vote at the virtual meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance of the Annual Meeting over the telephone or on the Internet as instructed in the Notice of Internet Availability of Proxy Materials to ensure your vote is counted.
If you are a street name holder:
If you are a street name holder, you may not vote your shares at the virtual Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee and follow the instructions on how to attend the virtual meeting. If you want to

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QUESTIONS AND ANSWERS	Table of Contents
attend the virtual Annual Meeting, but not vote at the meeting, you must also follow the instructions of your broker or other nominee on how to attend the virtual meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy or otherwise instruct your nominee how to vote on your behalf in advance of the Annual Meeting in accordance with the instructions provided by your bank, broker, trustee, or other nominee.
How do I vote my shares?
If you are a stockholder of record of our common shares:
By Telephone or the Internet
Stockholders of record can vote their shares via telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate a stockholder’s identity, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.
The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time on December 8, 2025.
By Mail
Stockholders who elect to vote by mail should request a paper proxy card by telephone or Internet and should complete, sign and date their proxy cards and mail them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted.
By Participating in the Virtual Annual Meeting
Stockholders of record who wish to vote electronically at the virtual Annual Meeting may visit www.virtualshareholdermeeting.com/MTN2025, log in using the 16-digit control number printed in the box marked by the arrow on your proxy card, click on the vote button on the screen and follow the instructions provided.
If you are a street name holder of our common shares:
By Telephone or the Internet
Please contact your broker or other nominee for directions on how to submit your voting instructions by telephone or the Internet (if available).
By Mail
Street name holders may vote by mail by requesting a paper voting instruction card according to the instructions contained in the materials received from your broker or other nominee.
By Participating in the Virtual Annual Meeting
Street name holders who wish to vote electronically at the virtual Annual Meeting may visit www.virtualshareholdermeeting.com/MTN2025 and log in using the 16-digit control number printed in the box marked by the arrow on your proxy card, click on the vote button on the screen, and follow the instructions provided.
Can I change my vote?
If you are a stockholder of record of common stock, you may change your vote at any time prior to the vote at the Annual Meeting by:
àproviding timely delivery of a later-dated proxy (including by telephone or Internet vote);
àproviding timely written notice of revocation to our Secretary at 390 Interlocken Crescent, Broomfield, Colorado 80021; or
àattending the virtual Annual Meeting and voting electronically.
To be timely, later-dated proxy cards and written notices submitted by mail must be received by the time of the Annual Meeting. In order to change your vote by telephone or Internet, you must do so before the telephone and Internet voting facilities close at 11:59 p.m., Eastern Time, on December 8, 2025.

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Table of Contents	QUESTIONS AND ANSWERS
If you are a street name holder of common stock, you may change your vote by timely submitting new voting instructions to your broker or other nominee following the instructions they provided, or, if you have obtained a valid proxy from your broker or other nominee giving you the right to vote your shares, by attending the virtual meeting and voting electronically.
How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the issued and outstanding common stock that is entitled to vote must be present virtually or represented by proxy. Both abstentions and broker non-votes described below are counted for the purpose of determining the presence of a quorum. If there is no quorum, the holders of a majority of shares present at the virtual meeting or represented by proxy may adjourn the Annual Meeting to another date.
How are abstentions treated?
Abstentions are counted for purposes of determining whether a quorum is present. For purposes of determining whether the stockholders have approved a matter, abstentions are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the outcome of a matter to be voted on at the Annual Meeting that requires an affirmative vote of a majority of the votes cast by holders of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote. A "majority of votes cast" means the number of "FOR" votes exceeds the number of "AGAINST" votes.
What are “broker non-votes”?
If you hold shares in street name through a broker and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given by the beneficial owner. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are considered present for the purpose of determining a quorum but are not considered entitled to vote or votes cast on that proposal. Thus, a broker non-vote will make a quorum more readily attainable, but broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.
Brokers and other share custodians must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers or share custodians do not receive specific instructions, they may in some cases vote the shares in their discretion but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker or share custodian elects to vote your shares on some but not all matters, it will result in a "broker non-vote" for the matters on which the broker or share custodian does not vote
What are the voting requirements?
Proposal 1—Election of Directors
In the election of directors named in this proxy statement, you may vote "FOR" one or more of the nominees or your vote may be "AGAINST" one or more of the nominees. Alternatively, you may vote "ABSTAIN" with respect to one or more nominees. You may not cumulate your votes for the election of directors. To be elected, each director nominee requires a majority of the votes cast for his or her election, which means that each director nominee must receive more votes cast "FOR" than "AGAINST" that director nominee. Abstentions and broker non-votes, if any, are not treated as voting on this proposal. If stockholders do not elect a nominee who is already serving as a director, Delaware law provides that the director would continue to serve on the Board as a "holdover director," rather than causing a vacancy, until a successor is duly elected or until the director resigns. Under our Corporate Governance Guidelines and as permitted by our Bylaws, each director has submitted an advance, contingent resignation that the Board may accept if stockholders do not elect the director. In that situation, our Nominating & Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board will promptly publicly disclose its decision regarding the director’s resignation.
Proposal 2—Ratification of Selection of PricewaterhouseCoopers LLP
In the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2026, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative

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QUESTIONS AND ANSWERS	Table of Contents
vote of a majority of those shares present virtually or represented by proxy, entitled to vote, and actually voting on the proposal at the Annual Meeting. Abstentions and broker non-votes, if any, are not treated as voting on this proposal.
Proposal 3—Advisory Vote to Approve Executive Compensation
In the advisory vote to approve executive compensation, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present virtually or represented by proxy, entitled to vote, and actually voting on the proposal at the Annual Meeting. Abstentions and broker non-votes, if any, are not treated as voting on this proposal. The vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation as it deems appropriate.
Who will serve as inspector of elections?
The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.
Who will bear the cost of soliciting votes for the Annual Meeting?
The Company, on behalf of the Board, is soliciting your proxy, and we will bear the cost of soliciting proxies. In addition to the original solicitation of proxies, proxies may be solicited personally, by telephone or other means of communication, by our directors and employees. Directors and employees will not be paid any additional compensation for soliciting proxies.
We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy material to the beneficial owners of such common stock.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?
If you receive more than one Notice of Internet Availability of Proxy Materials, it means that you have multiple accounts at the transfer agent or with brokers or other nominees. Please vote all of your shares as described herein, or follow the instructions received from each broker or other nominee, to ensure that all of your shares are voted.
What if I submit a proxy but do not make specific choices?
If a proxy is voted by telephone or Internet, or is signed and returned by mail without choices specified, in the absence of contrary instructions, the shares of common stock represented by such proxy will be voted as recommended by the Board, and will be voted in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be reported in a Form 8-K, which will be filed with the SEC following the Annual Meeting.
Annual Meeting Materials
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the Annual Report have been made available to all stockholders entitled to Notice of Internet Availability of Proxy Materials and entitled to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy-soliciting material.

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Table of Contents	STOCKHOLDER PROPOSALS
STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy statement and proxy for the 2026 Annual Meeting of Stockholders is July 2, 2026. Such proposals must be received at the Company’s principal executive offices no later than such date.
If you wish to nominate a director or submit a proposal for consideration at the Company’s 2026 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, your proposal or nomination must be submitted in writing to the Secretary of the Company not later than September 10, 2026 nor earlier than August 11, 2026 to be considered timely. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Such notices must be in accordance with the procedures described in our Bylaws. You can obtain a copy of our Bylaws by writing the Secretary at the address shown on the cover of this proxy statement.
To comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 10, 2026.
HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Company stockholders may be householding our proxy materials to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single Notice of Internet Availability of Proxy Materials, proxy statement, and Annual Report (if you requested one) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, proxy statement, and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate Notice of Internet Availability of Proxy Materials, proxy statement, and Annual Report to the Company at: Vail Resorts, Inc., Attention: Investor Relations, 390 Interlocken Crescent, Broomfield, Colorado, 80021, or by calling (303) 404-1800. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, proxy statement, and Annual Report at their address and would like to request householding of their communications should contact their broker.

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CAUTIONARY NOTE	Table of Contents
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements discussed in this proxy statement, other than statements of historical information, are forward-looking statements within the meaning of the federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, information related to our business plans and strategies; the expected continued growth of our business; expectations regarding new product launches, the Company's ability to compete, and the Company's use of technology and assumptions related thereto; or other statements regarding anticipated future events and expectations that are not historical facts. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected. Such risks and uncertainties include, but are not limited to, the risks detailed in the "Risk Factors" and other sections of the Company’s filings with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K for the fiscal year ended July 31, 2025 filed on September 29, 2025 and applicable Quarterly Reports on Form 10-Q filed subsequently. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. All forward-looking statements in this proxy statement are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise, except as may be required by law.

OTHER MATTERS

At the date of this proxy statement, the Board has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting. In the event any other business is presented at the Annual Meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of the Company.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025 is available without charge upon written request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021.

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Table of Contents	APPENDIX A
APPENDIX A

Reconciliation of Measures of Segment Profitability and Non-GAAP Financial Measures
Presented below is a reconciliation of net income attributable to Vail Resorts, Inc. to Total Reported EBITDA for the years ended July 31, 2025, 2024 and 2023.

	($ In thousands) (Unaudited) Year Ended July 31,
	2025	2024	2023

Net income attributable to Vail Resorts, Inc.	$280,004	$231,105	$265,825
Net income attributable to noncontrolling interests	17,972	15,874	16,955
Net income	297,976	246,979	282,780
Provision for income taxes	104,421	92,776	87,636
Income before provision for income taxes	402,397	339,755	370,416
Depreciation and amortization	296,437	279,073	269,178
Loss (gain) on disposal of fixed assets and other, net	(6,933)	9,633	9,070
Change in fair value of contingent consideration	9,379	47,957	49,836
Investment income and other, net	(10,126)	(18,592)	(23,744)
Foreign currency loss on intercompany loans	(20)	4,140	2,907
Interest expense, net	171,628	164,599	155,446
Total Reported EBITDA	$862,762	$826,565	$833,109

Mountain Reported EBITDA	$821,341	$802,072	$822,570
Lodging Reported EBITDA	22,795	23,018	12,267
Resort Reported EBITDA(1)	844,136	825,090	834,837
Real Estate Reported EBITDA	18,626	1,475	(1,728)
Total Reported EBITDA	$862,762	$826,565	$833,109
(1)Resort represents the sum of Mountain and Lodging.

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VAILRESORTS

VAIL RESORTS, INC.
390 INTERLOCKEN CRESCENT
BROOMFIELD, CO 80021

SCAN TO
VIEW MATERIALS & VOTE

Vail Resorts, Inc. encourages you to take advantage of convenient ways to vote. If voting by proxy, you may vote over the Internet, by telephone, or by mail. Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card. To vote over the Internet, by telephone, or by mail, please read the accompanying proxy statement and then follow these easy steps:

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 8, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 8, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING
Go to www.virtualshareholdermeeting.com/MTN2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79136-P38003 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VAIL RESORTS, INC.

Company Proposals

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Reginald Chambers	☐	☐	☐
1b. Susan L. Decker	☐	☐	☐
1c. Robert A. Katz	☐	☐	☐
1d. Iris Knobloch	☐	☐	☐
1e. Nadia N. Rawlinson	☐	☐	☐
1f. Michele Romanow	☐	☐	☐
1g. Hilary Schneider	☐	☐	☐
1h. D. Bruce Sewell	☐	☐	☐
1i. Peter A. Vaughn	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2026.	☐	☐	☐
3. Advisory vote to approve executive compensation.	☐	☐	☐

NOTE: For the proxy holders to vote in their discretion upon such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock are held of record in the names of two or more persons, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by a President or Vice President and a Secretary or Assistant Secretary. Executors, administrators, or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VAIL RESORTS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, December 9, 2025
9:00 a.m., Mountain Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

V79137-P38003

VAIL RESORTS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, December 9, 2025
9:00 a.m., Mountain Time

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 9, 2025

The shares of stock you hold in this account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3, and otherwise in the discretion of the proxies upon matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

By signing the proxy, you revoke all prior proxies and appoint each of Robert A. Katz and Julie A. DeCecco, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

Continued and to be signed on the reverse side